Posting Supplement No. 273 dated July 12, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 398643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398643	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398643. Member loan 398643 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	11.72%
Length of employment:	n/a	Location:	South San Francisco, CA

Home town:	San Francisco
Current & past employers:	UC Discovery Grant, Pension Dynamics Co.
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

Will be expanding my family's business into another state. Essentially creating a new corporate entity with a resident of the new state (me) that allows small business advantages and using the same sales and backroom team in the office at California, expanding our business through increased territory that has similar advantages as our business in California, but without substantially increasing overhead.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,208.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401578	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401578. Member loan 401578 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Infinite Visions	Debt-to-income ratio:	16.17%
Length of employment:	12 years	Location:	PATERSON, NJ

Home town:	paterson
Current & past employers:	Infinite Visions, classic imprint
Education:

This borrower member posted the following loan description, which has not been verified:

i want a good deal. I have paid off two cars and the payment for this should be much less. i can pay for this with no problems.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,604.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407125	$10,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407125. Member loan 407125 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	City of Clyde Ohio	Debt-to-income ratio:	24.21%
Length of employment:	6 months	Location:	Clyde, OH

Home town:	OAKLAWN
Current & past employers:	City of Clyde Ohio, First Energy Corporation, United States Navy
Education:	Terra Community College

This borrower member posted the following loan description, which has not been verified:

Although my wife and I seem to have a lot of debt we have had some medical issues over the past few years that contributed a major portion of the debt. We have paid medical providers with either credit cards or loans over the years to avoid damaging our credit. We share an amount of student loans right now but we are working towards bettering ourselves with education. We both have municipal jobs and are constantly on the lookout for better and stronger forms of income. Our payment history is beyond reproach and our commitment to being debt free in 4 years or less is our first priority.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,212.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407439	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407439. Member loan 407439 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	MHW	Debt-to-income ratio:	21.88%
Length of employment:	2 years 2 months	Location:	MORRISTOWN, NJ

Home town:	Melbourne
Current & past employers:	MHW, Wine
Education:	Melbourne University

This borrower member posted the following loan description, which has not been verified:

I have recently became engaged and would like to ask for a loan to pay for the wedding. Rather than using a series of credit cards I would much rather roll it all in to one easy payment. And usind the power of cash is always a help when negotiating. I am currently working as self employed as a wine salesrep. And can afford the payments. I have a very good credit score.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,848.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409708	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409708. Member loan 409708 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	NAVY GATEWAY INNS	Debt-to-income ratio:	12.96%
Length of employment:	16 years 4 months	Location:	MONTROSS, VA

Home town:	Montross
Current & past employers:	NAVY GATEWAY INNS
Education:	not applicable

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate most of my debts so that I can start saving money each month towards a down payment on a house. I have an excellent credit history and am a reliable and responsible candidate for this loan.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$1,482.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411199	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411199. Member loan 411199 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Abbott Bioresearch Center	Debt-to-income ratio:	18.35%
Length of employment:	2 years	Location:	WEST BOYLSTON, MA

Home town:	Southbridge
Current & past employers:	Abbott Bioresearch Center, Dexter Russell
Education:	College of Our Lady of the Elms

This borrower member posted the following loan description, which has not been verified:

The perpose of this loan is to consolidate my credit card debt inorder to pay them off more quickly at a lower intrest rate.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,389.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413365	$17,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413365. Member loan 413365 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,183 / month
Current employer:	Brown and Associates	Debt-to-income ratio:	22.50%
Length of employment:	5 years 6 months	Location:	LAUREL, MD

Home town:	Ft. Lauderdale
Current & past employers:	Brown and Associates
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt and cut up my credit cards for good. I am a reliable candidate that hit a rough patch with credit cards. I need to clear this debt for a clean slate.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,106.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415296	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415296. Member loan 415296 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	12.19%
Length of employment:	n/a	Location:	Atlanta, GA

Home town:	Travis Afb
Current & past employers:	Kaplan, Inc, Internal Revenue Service (IRS)
Education:	Morehouse School of Medicine, Georgia State University, Florida State University

This borrower member posted the following loan description, which has not been verified:

I have just finished my 1st year of medical school and would like a plan to be debt free when I start residency in 2012. I have worked extremely hard to get into medical school - through undergraduate and graduate school - and would like to be debt free when I graduate. Of course, that is outside the $150, 000+ I will owe upon graduation, but who's counting :) This loan will save me from the ridiculous interest rates, most of which are a result of being extremely busy with school and paying a few days late. I would much rather pay interest to a real person. Everything will be direct debit, and without 5 websites to pay, payments will always be on time. And, I have already cut up all of the cards except one. Any amount is appreciated, if I can even pay off 1 or 2 cards I will be forever grateful. Thank you and I will definitely remember to pay the generosity forward.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,402.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415345	$4,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415345. Member loan 415345 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,875 / month
Current employer:	Kindred Healthcare	Debt-to-income ratio:	8.19%
Length of employment:	1 year 10 months	Location:	Louisville, KY

Home town:	Louisville
Current & past employers:	Kindred Healthcare, Hillerich & Bradsby
Education:	University of Louisville, University of Notre Dame

This borrower member posted the following loan description, which has not been verified:

I had a couple of surgeries in May and a car accident that resulted in medical bills that have put me under temporarily. I am seeking a way to get back into the positives so that I do not drown in overdraft fees.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,352.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415767	$9,150	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415767. Member loan 415767 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Acushnet Golf	Debt-to-income ratio:	21.66%
Length of employment:	1 year 6 months	Location:	CARLSBAD, CA

Home town:	Truckee
Current & past employers:	Acushnet Golf, TS Restaurants, TaylorMade-adidas
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

My thanks for your consideration, I'm looking to lower the total interest that will be paid on a college consolidated loan, taken out at a high interest rate. Now a little about me, I'm engaged and working full time in a stable position... in fact we're even hiring in my group. I haven't got the most extensive credit history, but it's all solid as I make payments on time and at least at the minimum. Again, thanks for your consideration.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,299.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416238	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416238. Member loan 416238 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	SELF EMPLOYED	Debt-to-income ratio:	11.75%
Length of employment:	13 years	Location:	ROWLAND HEIGHTS, CA

Home town:
Current & past employers:	SELF EMPLOYED
Education:

This borrower member posted the following loan description, which has not been verified:

Hello everyone, I'm seeking a loan in the amount of $25k for a kitchen remodel. I would like to replace the counter-top w/marble, the cabinets, re-tiled the floors, and the addition of stainless steel appliances. I've been self employed since 1997 as a medical billing specialist. I have no debt except for the following: a) I have less than 12K remaining on my mortgage b) 2 credit cards with a balance of $2K each that I have used to purchased some of the materials needed for the remodel. c) less than $5k left on my payment for my car The term for loan would be 2 years from the date of acceptance. Thank you for reading through my proposal.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,287.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416767	$8,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416767. Member loan 416767 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	SS and C Technologies Inc.	Debt-to-income ratio:	4.16%
Length of employment:	3 years	Location:	NEW BRITAIN, CT

Home town:
Current & past employers:	SS and C Technologies Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate credit card debt at a better rate. Would like to fix the term rather than dealing with a revolving account with unreasonable fees.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,573.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416914	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416914. Member loan 416914 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	US Department of Homeland Security	Debt-to-income ratio:	22.85%
Length of employment:	1 year 5 months	Location:	LANCASTER, NY

Home town:	Lancaster
Current & past employers:	US Department of Homeland Security, M&T Bank Corp., Tops Friendly Markets
Education:	Canisius College

This borrower member posted the following loan description, which has not been verified:

I am looking to obtain a personal loan to consolidate my credit card debt I acquired when I was attending college. When I was going to school, I did not have the resources to pay for books and the tuition that was not covered by my student loans. So I had the brilliant idea to use my credit cards to pay for the books and I put my tuition bills on the cards as well. It was not the smartest thing to do, but at the time I just wanted to graduate from school. I have since graduated from Canisius College in Buffalo, NY with a Bachelors degree in Finance and Accounting Information Systems. I worked all through college and before I graduated, I accepted a job with a local bank and started that job during my final exams. I stayed with that job for over a year until I accepted a job with the Department of Homeland Security. I have been working for the U.S. Customs and Border Protection for over a year. I have job security and a steady income working for the government and consider myself a safe investment. Not including the credit card bills, my only other bills are my student loans and my auto loan. I have good credit, have not delinquent bills and pay all bills on time. If you need any other information from me, I would be more than happy to provide it for you.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,385.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417084	$12,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417084. Member loan 417084 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Higgins Development Patners	Debt-to-income ratio:	19.51%
Length of employment:	1 year 7 months	Location:	chicago, IL

Home town:	Chicago
Current & past employers:	Higgins Development Patners, Cobalt Finance
Education:	Northeastern Illinois University

This borrower member posted the following loan description, which has not been verified:

I am a hardworking parent and because of the current market I cannot get any equity out of my home to consolidate my debt. I charged debt while attending college and have know been working in the accounting field for three years. I am looking to be debt free in three years and I need to aquire a better interest rate on my current loans. I pay my bills on time and consistently.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	21
Revolving Credit Balance:	$19,028.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419127	$4,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419127. Member loan 419127 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,599 / month
Current employer:	Aquinas Academy	Debt-to-income ratio:	0.00%
Length of employment:	1 month	Location:	CEDAR KNOLLS, NJ

Home town:	Morristown
Current & past employers:	Aquinas Academy
Education:	Manhattan College

This borrower member posted the following loan description, which has not been verified:

I am a recent college graduate who is in need of a small personal loan to help purchase a car. I am currently working part-time for the summer, but I do not start my full-time teaching job until September. I do not owe any student loans, am debt-free, and am currently living rent-free, so my living expenses are minimal. The $4,000 loan will mostly be used for a down payment on a car. I will use the remainder of the loan for start-up costs for my new classroom! How can you turn down a dedicated 3rd grade teacher? :o) Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419326	$16,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419326. Member loan 419326 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Charter Township of West Bloomfield	Debt-to-income ratio:	9.30%
Length of employment:	5 years	Location:	LIVONIA, MI

Home town:	Farmington Hills
Current & past employers:	Charter Township of West Bloomfield
Education:	Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am paying for my wedding on a less than ideal time line. My future father-in-law, who was planning on footing most of the bill recently lost his job. I have since taken on the majority of the costs. Rather than deplete the cash that I have in savings, I would like to take out a loan that I can pay over a few years. My fiancee and I are employed full time and monthly payments will not be an problem.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,362.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419932	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419932. Member loan 419932 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,700 / month
Current employer:	n/a	Debt-to-income ratio:	0.94%
Length of employment:	n/a	Location:	Spokane, WA

Home town:	Spokane
Current & past employers:	Kmart
Education:	Spokane Community College

This borrower member posted the following loan description, which has not been verified:

I am a responsible young adult in need of a loan for a major purchase. I will most likely pay my loan off early. This is the last shot I have left. I am also applying for this loan to boost my credit. I will not let any lender down.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,503.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 421221

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421221	$16,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421221. Member loan 421221 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Blind Industries and Services of MD	Debt-to-income ratio:	11.55%
Length of employment:	19 years	Location:	BALTIMORE, MD

Home town:	Baltimore
Current & past employers:	Blind Industries and Services of MD
Education:	Northern Essex Community College

This borrower member posted the following loan description, which has not been verified:

pay off debts that I owed.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	38
Revolving Credit Balance:	$14,731.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421352

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421352	$11,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421352. Member loan 421352 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,667 / month
Current employer:	n/a	Debt-to-income ratio:	4.13%
Length of employment:	n/a	Location:	DALLAS, TX

Home town:	Houston
Current & past employers:	Smith Breeden Associates
Education:	Southern Methodist University

This borrower member posted the following loan description, which has not been verified:

I'm trying to reduce the number of checks I have to write monthly, and this will make my life easier.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,272.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421651	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421651. Member loan 421651 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,393 / month
Current employer:	Home Solutions Consulting & Investment Corp.	Debt-to-income ratio:	3.68%
Length of employment:	3 years	Location:	Pembroke Pines, FL

Home town:	Puerto Principe
Current & past employers:	Home Solutions Consulting & Investment Corp., Subway
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because I am a dependable and reliable person. I always pay my bills on time. Education widens your opportunities.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421659	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421659. Member loan 421659 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,849 / month
Current employer:	DATACORE Marketing, LLC	Debt-to-income ratio:	12.29%
Length of employment:	3 years 1 month	Location:	Kansas City, MO

Home town:	Madrid
Current & past employers:	DATACORE Marketing, LLC, Relationship Marketing, Inc., Dee Zee Manufacturing
Education:	Truman State University

This borrower member posted the following loan description, which has not been verified:

I need to make some improvements to my home in order to finalize the sale of my home. My intent is to rent at a lower monthly cost to pay off this loan quickly and potentially relocate back to my home state. I'm a professional with a good credit history and take my financial obligations seriously. My credit report will reflect 4 late payments on a revolving account in 2003. I co-signed on this account to help a friend get her business started and discovered after the fact that she was not making the payments.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	61
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421740	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421740. Member loan 421740 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,919 / month
Current employer:	SHHC	Debt-to-income ratio:	24.94%
Length of employment:	3 years	Location:	PITTSBURGH, PA

Home town:	Pittsburgh
Current & past employers:	SHHC, Pride Billing Services, Vista Behavioral Health Associates
Education:	Saint Vincent College

This borrower member posted the following loan description, which has not been verified:

I am trying to simplify my finances and lower my interest rates. With this loan, I plan on fully paying off my high interest cards and then dispersing the remainder across any remaining balances. Within three years, I will pay off my Lending Club loan and only carry a student loan debt. Recent changes in the economy have shown me that carrying credit card debt is just a pointless thing to do. I want to be rid of it once and for all. I'd rather pay interest to a person or entity who can benefit from my payments over a huge corporation that may fold or need a bail-out tomorrow. About myself: I am a single girl working in public healthcare. Economic changes have definitely cemented my job security, but have not been so great for the patients we serve. Each week, more and more people come through the door after losing their insurance coverage. It is rewarding to know that we offer a place that they can come to receive quality, low-cost healthcare and be treated with dignity and respect. I rent, so a home equity loan is out for me. However, I am very responsible with my bills and rent. I have been in this neighborhood for 7 years and I work here as well. Serving my own community is very fulfilling and I hope to do so for years to come.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,147.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421818	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421818. Member loan 421818 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	East Central ISD	Debt-to-income ratio:	24.07%
Length of employment:	16 years	Location:	SAN ANTONIO, TX

Home town:	Paris
Current & past employers:	East Central ISD, Ganado ISD
Education:	Texas A & M University at Commerce

This borrower member posted the following loan description, which has not been verified:

Thank you for helping me to consolidate my loans. I hope to one day be debt free, and I believe this will be a great start.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,202.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421847	$16,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421847. Member loan 421847 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	SIDDSO	Debt-to-income ratio:	5.36%
Length of employment:	16 years 4 months	Location:	Staten Island, NY

Home town:	Staten Island
Current & past employers:	SIDDSO
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

Loan needed for a short term of 12 months to cover expansion and growth of new business.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,848.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421927	$7,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421927. Member loan 421927 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Greenpath Debt Solutions	Debt-to-income ratio:	16.77%
Length of employment:	4 years 6 months	Location:	Woodside, NY

Home town:	Manhattan
Current & past employers:	Greenpath Debt Solutions, Daybreak Adult Medical Day Care, Second Home Adult Medical Day Care, American Red Cross, Administration for Children's Services
Education:	Union College

This borrower member posted the following loan description, which has not been verified:

I work for a financial education and debt management organization and over the past four years have been working to pay of 30,000 in debt. I am down to about 15,000 but recently moved to a new apartment, married and have a child on the way. The medical expenses and extra expenses are threatening to take me in the other direction. I am several months from paying off both a personal loan and a pension loan. I have garnished a substantial increase in salary and now can have a working surplus budget to help me establish emergency savings. I would like to use this loan to pay off the above mentioned loans as well as small (but accumulating medical and credit card bills). This would leave me with one debt to repay for the 10K amount along with one credit card of about 5K, hopefully at a lower interest rate than what I currently have. By February of 2010 I expect a substantial refund due to the new family and can have this all paid off if I approach this according to my plan - in which this loan is essential.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	58
Revolving Credit Balance:	$13,835.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421933	$5,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421933. Member loan 421933 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,227 / month
Current employer:	ALSTOM	Debt-to-income ratio:	5.49%
Length of employment:	1 year 10 months	Location:	ROCHESTER, NY

Home town:
Current & past employers:	ALSTOM
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to construct a house for my parents in Africa. We already have the land. The total cost is estimated at $40000, and it is divided among my siblings and I ($10000 each). I currently have a $1000 credit card debt, and approximatively $4000 in a car loan. I am well able to make a payment to make a payment of $400/month for the life of the loan. Your help is greatly appreciated.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,158.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421940	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421940. Member loan 421940 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	MedAssurant	Debt-to-income ratio:	11.67%
Length of employment:	1 month	Location:	Washington, DC

Home town:	Keystone
Current & past employers:	MedAssurant, National Committee for Quality Assurance, American College of Cardiology, National Association of Children's Hospitals and Related Institutions
Education:	University of Florida, George Mason University

This borrower member posted the following loan description, which has not been verified:

I am a stable, financially-sound professional in the Washington DC area. I have approximately $25,000 of credit card debt that I would like to consolidate and eliminate as quickly as possible so I can start planning for my first house.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,958.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422004	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422004. Member loan 422004 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	Medco Health Solutions	Debt-to-income ratio:	5.53%
Length of employment:	2 years 6 months	Location:	Norwell, MA

Home town:	Elizabeth
Current & past employers:	Medco Health Solutions, Johnson & Johnson
Education:	Boston College

This borrower member posted the following loan description, which has not been verified:

This loan will be used for home improvements to enhance overall value of our property. My credit scores are between 768 and 790 and my 2008 W2 was $265K -- 2009 projects to $275K in my present role as VP, Sales for Medco Health Solutions. I am looking for short term loan so I do not have to tap into stock and 401K assets. I have never been late for a loan payment in over 25 years. Please let me know if you need any more information. Rich

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,131.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422161	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422161. Member loan 422161 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Redcats USA	Debt-to-income ratio:	18.43%
Length of employment:	2 years 4 months	Location:	Long Island City, NY

Home town:	New York
Current & past employers:	Redcats USA
Education:	New York Institute of Technology-Central Islip

This borrower member posted the following loan description, which has not been verified:

Hi all, I have a 16.99 % on one my credit cards and would like to get a lower interest rate to try to pay it off. I've already called the credit card company to see if they can lower the interest rate. But due to the credit crisis, a lot of the banks are not willing to budge. Would like to call upon the lenders here for help. Thanks,

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,918.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422190	$3,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422190. Member loan 422190 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Federal Bureau of Prisons	Debt-to-income ratio:	16.77%
Length of employment:	1 year 1 month	Location:	Sanford, FL

Home town:
Current & past employers:	Federal Bureau of Prisons, United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

I got an unexpected bill for 3000 from an accident I was in and have less than a week to pay for it. I am a federal Officer with a salary of 41,000 year. I pay all my bills on time, just trying to pay this bill off as soon as I can.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	70
Revolving Credit Balance:	$6,241.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422201	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422201. Member loan 422201 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Charm Sciences Inc	Debt-to-income ratio:	19.09%
Length of employment:	9 years 1 month	Location:	HAVERHILL, MA

Home town:
Current & past employers:	Charm Sciences Inc
Education:	Lafayette College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to help consolidate my debt but to also help pay for a recent unexpected expenditure. I've never been late or short on payments etc. and really could just use a break right now and this loan would really help. Thank you.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,401.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422289	$1,900	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422289. Member loan 422289 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,860 / month
Current employer:	National Benefit Services	Debt-to-income ratio:	23.29%
Length of employment:	7 months	Location:	West Valley City, UT

Home town:	Burley
Current & past employers:	National Benefit Services, Discover Financial Services
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I am buying an investment home. It had a recent appraisal and I'm buying it for 56% of the value. I only need this month for 2-4 months while I fix it up and then refinance and pay off this loan. I have already prequalified for the refinance. I just need to make the improvements.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,209.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422385

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422385	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422385. Member loan 422385 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Natchitoches Parish School Board	Debt-to-income ratio:	14.58%
Length of employment:	9 years	Location:	NATCHITOCHES, LA

Home town:	Alexandria
Current & past employers:	Natchitoches Parish School Board, Rapides Parish School Board
Education:	University of Louisiana at Monroe, Northwestern State University of Louisiana (NSU)

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off two credit cards that I currently have. I am currently employed by the Natchitoches Parish School Board and have been for nine years. I have very good credit and a responsible bill payer. At the current interest rates of my credit cards, I feel that I will not be able to pay them off.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,812.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422412	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422412. Member loan 422412 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	Shelter Hotels	Debt-to-income ratio:	4.93%
Length of employment:	1 year 2 months	Location:	Santa Nella, CA

Home town:	New York
Current & past employers:	Shelter Hotels
Education:	CUNY Brooklyn College

This borrower member posted the following loan description, which has not been verified:

Purchasing a Historic 105 year old hotel with 56 rooms, 2 restaurants, 2 bars, seperate casino. Oh and it's own famous ghost.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,036.00	Public Records On File:	1
Revolving Line Utilization:	10.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422455	$8,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422455. Member loan 422455 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Bank of A	Debt-to-income ratio:	22.54%
Length of employment:	5 years 3 months	Location:	Winnetka, CA

Home town:	Little Rock
Current & past employers:	Bank of A, Washington Mutual
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

Unexpectd California tuition hike - Need help to finish off graduate work

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$65,621.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422609	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422609. Member loan 422609 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	U.S. Forest Service	Debt-to-income ratio:	4.30%
Length of employment:	21 years 10 months	Location:	COLUMBIA, SC

Home town:	Greer
Current & past employers:	U.S. Forest Service
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

Remodeling Kitchen

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	5
Revolving Credit Balance:	$12,293.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422667	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422667. Member loan 422667 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Kasky Insurance and Financial Services	Debt-to-income ratio:	13.26%
Length of employment:	5 years 6 months	Location:	Pittsburgh, PA

Home town:	Mt. Lebanon
Current & past employers:	Kasky Insurance and Financial Services
Education:	Carnegie Mellon Tepper School of Business

This borrower member posted the following loan description, which has not been verified:

I need some help with my tuition for grad school ASAP. I borrowed money for my undergrad and have a perfect track record of paying it back. I appreciate your help! I am going for my MBA and I've received grant money but I need to fill the gap. Thanks!

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,626.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422681	$3,700	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422681. Member loan 422681 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	PEC Management	Debt-to-income ratio:	5.52%
Length of employment:	3 years 2 months	Location:	BUTLER, PA

Home town:	Butler
Current & past employers:	PEC Management
Education:	Clarion University of Pennsylvania, Waynesburg College, Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Thank you for your interest. I have a FICO score of 731, that's my lowest of the 3. I have NO negative remarks, not minding the two inquiries, on my credit what so ever. I originally applied at a bank for the loan. I was denied, however, because I do not have any "comparable" credit. I'm using the capital to purchase a duplex. Address is 63 Pittsburgh Rd, Butler PA. It is currently rented out so repaying the capital wouldn't be an issue. They are currently locked in a 1 year lease with one tenant two months in with the other tenant three. However I am on a time constraint with the seller because my initial loan from the bank was denied so quick financing would be the best option. It works out for you because you get your loan plus interest from a guaranteed investment source. Again thank you for your interest!

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422689	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422689. Member loan 422689 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	TULANE MONTESSORI HOUSE	Debt-to-income ratio:	15.55%
Length of employment:	6 years 3 months	Location:	BURLINGAME, CA

Home town:	Laguna Beach
Current & past employers:	TULANE MONTESSORI HOUSE, pinkys
Education:	Chico State

This borrower member posted the following loan description, which has not been verified:

This loan will be used to finance my wedding. I have near perfect credit and have never been late or missed any of my payments, my fiance will be helping with payments as well. thanks!

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,450.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422694	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422694. Member loan 422694 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	WSP Flack + Kurtz	Debt-to-income ratio:	17.69%
Length of employment:	1 year	Location:	Fairfield, CT

Home town:	Honolulu
Current & past employers:	WSP Flack + Kurtz
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

While in College I racked up about 10,000 in credit card debt. In my first year of working I have paid off about 4000 of that amount. Everything was going fine until just recently when my largest credit card which I had just transferred another balance onto decided to raise my rates almost twice as much as what they were before. I am done arguing with these people and I am now interested in paying them off and getting them out of my life forever. Whatever money I can borrow will be used immediately to pay off all of my credit cards. I have about 5000 in a 401k plan which I can always fall back on if I lose my job / end of the world scenario.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	43
Revolving Credit Balance:	$6,062.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422701	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422701. Member loan 422701 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	FBI	Debt-to-income ratio:	22.61%
Length of employment:	19 years 10 months	Location:	Bowie, MD

Home town:	Bowie
Current & past employers:	FBI
Education:	Anne Arundel Community, University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am working hard to eliminate credit card debt. I am working hard on paying them off one at a time and would like to eliminate and payoff with a lower rate if possible.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,723.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422740	$17,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422740. Member loan 422740 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,606 / month
Current employer:	University of Philadelphia	Debt-to-income ratio:	13.03%
Length of employment:	4 years 4 months	Location:	Philadelphia, PA

Home town:	Salem
Current & past employers:	University of Philadelphia, University of North Carolina at Chapel Hill
Education:	University of Richmond, University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

After a painful separation from my husband in 2005 and subsequent divorce, my previously modest spending habits changed for the worse for a couple of years. I am now back in a stable life situation and very much want to get my financial situation under control. I'm paying mainly interest on three credit cards and it's prohibiting me from saving much money at all, though I am managing to put a small amount into a savings account and my Roth IRA each month. With a personal loan I'll pay off the credit cards and cancel all except for one which has a maximum limit of $4,000 and a low APR and which will be used only for emergencies. I have a good, stable job with the University of Pennsylvania and even got a modest raise this year (significant, considering the shape of the economy). I've cut my spending in recent months by sharing an apartment - reducing my rent and the amount I spend on utilities. I have a budget that I'm sticking to for groceries and other household needs. I invest fully in my employee's matched retirement plan and take advantage of the pre-tax healthcare expense account. A personal loan would enable me to put money aside for my future, a house, a wedding, children, eventual retirement - all of these things seem impossible if I can't responsibly get rid of the debt I have accumulated. Thank you so much for your time, Heather Simmons

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,088.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422759	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422759. Member loan 422759 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	AT and T	Debt-to-income ratio:	3.33%
Length of employment:	15 years	Location:	DENVER, CO

Home town:	Lansing
Current & past employers:	AT and T
Education:	University of Colorado at Denver and Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

I would like to payoff my credit card debt with a fixed and low interest rate in a short time frame. The terms The Lending Club offered via LendingTree fit my needs very well.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422826	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422826. Member loan 422826 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	ATRISOL Advisors Inc.	Debt-to-income ratio:	9.30%
Length of employment:	5 years 6 months	Location:	Pleasanton, CA

Home town:	Santa Barbara
Current & past employers:	ATRISOL Advisors Inc.
Education:	Fresno Pacific University

This borrower member posted the following loan description, which has not been verified:

I am a tax professional in need of a loan to consolidate debt. 100% of the funds will be used to close credit cards. Most of the debt is business related as the funds were used to acquire clients. I am a good candidate for a loan because my company is merging with more stablished CPA firm which means more income and less overhead for me. Thank you

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120,506.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422839	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422839. Member loan 422839 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Brinson Benefits	Debt-to-income ratio:	14.17%
Length of employment:	1 year 3 months	Location:	Mesquite, TX

Home town:	Mesquite
Current & past employers:	Brinson Benefits, Strategic Employee Benefit Services
Education:	Amberton University

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards which were all 0% APR that are now moving out of the introductory APR period. I have used them for medical bills but since cancelled all 3. So they are not in use. I would like to consolidate these three credit cards to alleviate the stress of mulitple bills and different levels of accruing interest. I currently pay approximately $750 a month towards these debts and would also like to lower my total monthly paypment to debt so that I may put money toward other investments.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	43
Revolving Credit Balance:	$9,058.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422847	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422847. Member loan 422847 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,583 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	19.76%
Length of employment:	7 months	Location:	Vashon, WA

Home town:	Jersey City
Current & past employers:	Whole Foods Market, Target, US Army
Education:	United States Military Academy (USMA)

This borrower member posted the following loan description, which has not been verified:

Been recently promoted to an annual salary of $103,000 with quarterly bonuses. Would like to consolidate my debt and get rid of it once and for all.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	68
Revolving Credit Balance:	$22,512.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422911	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422911. Member loan 422911 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	self employed	Debt-to-income ratio:	20.73%
Length of employment:	1 year	Location:	Pinedale, WY

Home town:	Worland
Current & past employers:	self employed, Utah State University
Education:	University of Wyoming

This borrower member posted the following loan description, which has not been verified:

Attempting to secure a loan for a class 8 truck for use around small ranch

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	11
Revolving Credit Balance:	$4,993.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422979	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422979. Member loan 422979 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Frito Lay	Debt-to-income ratio:	17.46%
Length of employment:	2 months	Location:	SAINT PAUL, MN

Home town:	Mckeesport
Current & past employers:	Frito Lay, Kellogg Co., Merrill Lynch
Education:	Belmont Abbey College, Aurora University

This borrower member posted the following loan description, which has not been verified:

Hello, I am very much trying to secure a loan for the consolidation of some small debts, to pay for my wedding, and to build my credit so we can eventually buy our first house. I chose Lending Club because Lending Tree referred this company, and both are names that I trust. I am 26 years old, I am very responsible and always make my payments on time. I have worked hard to build my credit. I have a steady job with a very well known company (FritoLay-PepsiCo). I just started this position about 2 months ago as I moved to Minneapolis from Chicago, IL. In Chicago I was working for Kellogg Co. for over 2 years, and I also hold 2 years at Merrill Lynch (the division closed so I had to find another job). I am in Finance and am working toward finishing my MBA. I truely need this loan because as it stands, I won't be able to have a wedding. It's not going to be ultra expensive, but weddings these days are expensive in and of itself. This loan would also give me a fresh start as well as build my credit. I have never taken out a loan, but feel as though this would be a great foundation to build upon in my new married life. Please take this application into consideration.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	41
Revolving Credit Balance:	$8,467.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423044	$14,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423044. Member loan 423044 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Baylor Medical Center at Garland	Debt-to-income ratio:	7.67%
Length of employment:	2 months	Location:	Dallas, TX

Home town:	Garland
Current & past employers:	Baylor Medical Center at Garland
Education:	Baylor Radiologic Allied Health School, Brookhaven College, Richland Community College

This borrower member posted the following loan description, which has not been verified:

If I am approved for a loan I would use the money to pay off the debt that I have acquired while in school. I have finally finished school and am currently working at the same hospital that I have been working at for the past 12 years. I have already paid off my car and am renting an apartment and would really like to buy a house. I recently got engaged and we would like to start over with a clean slate.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	40
Revolving Credit Balance:	$7,106.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423064	$11,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423064. Member loan 423064 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Solutions Logistics	Debt-to-income ratio:	14.97%
Length of employment:	1 year 8 months	Location:	Columbia, SC

Home town:	Green Bay
Current & past employers:	Solutions Logistics, Barnes & Noble, Packerland Mortgage
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

I will be rolling my high interest credit cards into this lower interest loan. My credit card balances went up when my fiance lost his job. I got a second job to cover things, but was unable to keep up with expenses without the credit cards. He's since gotten a job, we've put the cards in the freezer, and I've kept the second job to pay down debt. The credit card companies keep raising my rates, however, and I need a solid way to pay them off. I'll also be using $4200 to buy a used vehicle, as mine has 130k miles, and I was told it won't last much longer. I have 5 1/2 years of credit history with no late payments. I currently pay 400-450 toward my credit cards each month. This loan would be that same amount, so I already know it fits my budget.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,900.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423075	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423075. Member loan 423075 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	State of California	Debt-to-income ratio:	9.97%
Length of employment:	4 years 10 months	Location:	Sacramento, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

I am full time employee with the state of California and my job is secured. I have loans due to my education and other and would like to consolidate for a better rate. I have an awesome credit history and will pay prompt and above the monthly allocated amount. I am a honest person and need assistance now to pay off my loans in another 18 months. Thanks. Michael S.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	41
Revolving Credit Balance:	$78,250.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423169	$4,100	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423169. Member loan 423169 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Ashtabula County Commissioners	Debt-to-income ratio:	12.35%
Length of employment:	1 year 3 months	Location:	Jefferson, OH

Home town:
Current & past employers:	Ashtabula County Commissioners
Education:	Edinboro University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Jake Brand. I am employed through my county Recycling and Community Services Office. My yearly salary is 35,000 gross and my credit score is in the low 700's. In 2008 I graduated from a university in northwest Pennsylvania. I am looking to consolidate some old medical bills and college expenses. I have never missed a payment in my life, own my own car and am very trustworthy. I would like a 2 year personal loan with no early payoff penalty. Any other questions please feel free to ask.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,275.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423173	$20,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423173. Member loan 423173 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,583 / month
Current employer:	Fusion Wines & Spirits	Debt-to-income ratio:	16.53%
Length of employment:	2 months	Location:	Fanwood, NJ

Home town:	Biloxi
Current & past employers:	Fusion Wines & Spirits, Argo Turboserve Corporation, LVI Environmental Services
Education:	Monmouth College, The College of New Jersey

This borrower member posted the following loan description, which has not been verified:

I have bought a liquor store that I am converting it into a wine store. I am looking for a loan to remodel the store. The store is located next to an upscale grocery store that does not have a liquor license. The current clientele of the grocery store does not shop at the liquor store due to lack of quality wines and the environment. I am fixing the wines by bringing in unique and quality wines for a very reasonable price and now need to fix the store.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$157,772.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423190	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423190. Member loan 423190 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	La Frontera Center	Debt-to-income ratio:	4.17%
Length of employment:	4 years 10 months	Location:	Tucson, AZ

Home town:	England
Current & past employers:	La Frontera Center
Education:	University of Arizona, Arizona State University

This borrower member posted the following loan description, which has not been verified:

I'm in the process of buying a 1980 double wide (1500+ sq ft) mobile home in a park. Seller willing to carry 1/3 - 1/2 of asking price ($31K), but would prefer cash. I am able to pay $18K from my own funds, need to borrow $10K, so I can negotiate cash purchase for $28K total. My credit score is good, willing to use the mobile home as collateral if lender wants to do so.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	24
Revolving Credit Balance:	$7,730.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423192	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423192. Member loan 423192 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Hamilton County	Debt-to-income ratio:	22.65%
Length of employment:	4 years 10 months	Location:	Ludlow, KY

Home town:	Cincinnati
Current & past employers:	Hamilton County
Education:	University of Cincinnati-Main Campus, Thomas More College

This borrower member posted the following loan description, which has not been verified:

We have been paying down all revolving debt and would like to eliminate our credit card balances as soon as possible. I have been been employed without break with the same employer for the last 22 years. I have a masters degree and own my own home.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	14
Revolving Credit Balance:	$14,943.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423195	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423195. Member loan 423195 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,472 / month
Current employer:	Self	Debt-to-income ratio:	13.91%
Length of employment:	1 year 1 month	Location:	Brooklyn, NY

Home town:	Marstons Mills
Current & past employers:	Self, Kaplan Test Prep and Admissions
Education:	McGill University, New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I was working on a tech startup until the funding got pulled a few months ago. After that, I decided to focus on organizing a conference. While this wasn't a money maker, it was very successful and my reputation and contacts have increased significantly. I am now working as an independent contractor, pursuing sales leads for a foreign tech company. During this transitional period, I depleted a significant portion of my remaining cash reserves. I now have a month's worth of bills and two sales trips to pay for. I have built up great credit over the years by reliably paying back my student loans, and I'm not ready to break that streak now. This loan will help me to make a successful transition to a new career, with my credit intact.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423311	$11,800	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423311. Member loan 423311 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Classic Elite Yarns	Debt-to-income ratio:	1.99%
Length of employment:	4 years 6 months	Location:	Reading, MA

Home town:	Dracut
Current & past employers:	Classic Elite Yarns, CVS Pharmacy
Education:	Massachusetts College of Art

This borrower member posted the following loan description, which has not been verified:

I am hoping to purchase this house-to-go: http://www.lodge-on-wheels.com/ This house-on-the-go is intended to fill the role of an RV. According to the originator, this unit is "built better than most RV's. They fully expect these houses to be around 50 years from now, looking better than ever." The unit includes a dual-braking sustem, that fully integrates with the truck's braking system. Safety is the prime concern. I have excellent credit, with a score around 770. I have a secure full time job, making around $35,000 each year and have an excellent record of paying bills on time. I just recently finished paying off a $26,000 vehicle loan a year prior to the end of the loan period. I know I would be an excellent candidate for receiving a loan such as this. Thank you very much for your time and consideration. I very much look forward to working with you. Kristen :)

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,234.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423316	$9,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423316. Member loan 423316 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,750 / month
Current employer:	Kforce	Debt-to-income ratio:	11.67%
Length of employment:	10 years 5 months	Location:	Leesburg, VA

Home town:	Washington
Current & past employers:	Kforce
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I make 200K+ year (I can provide W2's if requested) and have been employed by the same company for over 10 years. I recently relocated from Philadelphia to Washington DC. I need a short term loan to cover the mortgage payment on the house I own in Philadelphia until I can secure a tenant. This loan will provide me several months of mortgage payments while I work to identify the tenant. I own a home in NOVA where I currently live ... and I have never missed a mortgage payment on either home. My credit score is 635 - 650 depending on the agency reporting. I am hoping for a loan term of 30 months.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	59
Revolving Credit Balance:	$22,353.00	Public Records On File:	1
Revolving Line Utilization:	99.30%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423321	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423321. Member loan 423321 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Jonathan Strauss	Debt-to-income ratio:	0.66%
Length of employment:	12 years	Location:	Lynnfield, MA

Home town:
Current & past employers:	Jonathan Strauss
Education:

This borrower member posted the following loan description, which has not been verified:

I work, sleep, and repeat 6 Days a week. I'm the Third generation of a family owned business, but I'm family so I get paid a very meager salary. When I buy a product I look towards the long term value, I've had the same bed all my life, I've outgrown it. My choice is a Hastens. 1. The Warranty 2. The heat/moisture wicking effect of the horsehair fill 3. Hand Craftsmanship 4. Built to last, modern mattresses tend to use a foam that degrades very quickly In my parents case less than a year, that creates a sag, warranty was not honored. Hastens are known to last over 50 years.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$565.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423349

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423349	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423349. Member loan 423349 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Self employed	Debt-to-income ratio:	6.33%
Length of employment:	4 years 6 months	Location:	San Bruno, CA

Home town:	Dudley
Current & past employers:	Self employed, Wells Fargo
Education:	Dudley College

This borrower member posted the following loan description, which has not been verified:

I ran my own company for 6 years and sold it in 2006. I am now looking to purchase a small yet profitable company and build and grow this business to the point of selling.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$157.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423412	$1,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423412. Member loan 423412 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	Ka Leo O Hawaii	Debt-to-income ratio:	24.09%
Length of employment:	1 year 7 months	Location:	Honolulu, HI

Home town:	Columbus
Current & past employers:	Ka Leo O Hawaii, University of Hawaii Geology and Geophysics
Education:	University of Hawaii at Manoa

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, The requested amount above is for summer tuition for my Finance classes and housing expenses. Also, the purpose is to build more credit for myself. I am in my final year getting my second major, International Business. I plan to pay back the loan in a timely manner after graduating. In the mean time I have two part time jobs to pay interest payments if need be. Sincerely, Casey

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$772.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423436	$15,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423436. Member loan 423436 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Command Alkon, Inc.	Debt-to-income ratio:	18.66%
Length of employment:	3 years 6 months	Location:	Birmingham, AL

Home town:	Champaign
Current & past employers:	Command Alkon, Inc.
Education:	The University of Alabama at Birmingham

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all of my debt into one central account with a lower interest rate in order to more effectively manage my monthly budget. I am a very reliable person, always pay my bills on time and am very careful about being responsible with my credit obligations.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	39
Revolving Credit Balance:	$13,514.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423468	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423468. Member loan 423468 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Anderson Appraisal	Debt-to-income ratio:	20.25%
Length of employment:	1 year 3 months	Location:	La Mesa, CA

Home town:
Current & past employers:	Anderson Appraisal
Education:

This borrower member posted the following loan description, which has not been verified:

My name is Ashley and I am having a small wedding in January 2010. My mom and I are making most of the stuff for the wedding and are trying to keep the cost of the wedding low. My fiance and I have saved for the honeymoon; however, we need a little extra funds for the wedding. I am a mother of a 2 year old son, and I work full time at an appraisal company. Once my son is old enough to start school, my goal is to become a nurse. The $6000 loan would really help me out with having the wedding of my dreams. Thank you for your consideration. Best regards, Ashley Cline

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,314.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423498	$1,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423498. Member loan 423498 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Reliance Fire Protection	Debt-to-income ratio:	2.98%
Length of employment:	3 years 1 month	Location:	Ellicott City, MD

Home town:	Ellicott City
Current & past employers:	Reliance Fire Protection
Education:	CCBC

This borrower member posted the following loan description, which has not been verified:

loan is for consolidation of debt

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,375.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423525	$9,200	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423525. Member loan 423525 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Intralearn Software Corporation	Debt-to-income ratio:	12.98%
Length of employment:	5 years 7 months	Location:	Mapleville, RI

Home town:	Providence
Current & past employers:	Intralearn Software Corporation, RI Refrigeration Supply
Education:	Bryant University, Clark University

This borrower member posted the following loan description, which has not been verified:

Thank you for your consideration. I am requesting this loan to consolidate my credit cards that were used mostly for a remodeling project of a camp house that I own. I believe that this loan will simplify the managing of my monthly requirements. I have a secure job as a asp.net software developer and am confident that I would be a sound investment. Besides my personal intregrity will not allow me to default on a loan.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	62
Revolving Credit Balance:	$16,651.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423544	$11,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423544. Member loan 423544 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	ABM Industries	Debt-to-income ratio:	9.32%
Length of employment:	5 years 5 months	Location:	concord, CA

Home town:	Burlingame
Current & past employers:	ABM Industries
Education:	CSU Hayward

This borrower member posted the following loan description, which has not been verified:

Would like to Consolidate 3 credit cards and 1 motorcycle loan into one bulk payment. That would make this one loan my only loan and free up extra money for savings for my first home purchase.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,827.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423555	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423555. Member loan 423555 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Waste Management	Debt-to-income ratio:	19.14%
Length of employment:	2 years 1 month	Location:	HOUSTON, TX

Home town:	Houston
Current & past employers:	Waste Management
Education:	Texas Southern University

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I am writing to express my need for a small loan. I am currently seeking a loan in order to pay off the largest account listed on my credit report. This account is my HSBC KAWASAKI credit card. I have discussed selling the motorcycle on this account to Team Mancuso Sports for the valued price. In order to get the title cleared and given to Mancuso I must have the rest of the pay off money in hand. When this account was opened, I was mislead to believe certain positive details that were definitely not true. This account ended up being very expensive and I have done my best to take full responsibility and pay this debt, but I am looking to reduce my debts and I am in serious need of your help. I feel as though I am a very responsible individual. As listed on my credit report, I have NEVER made a late payment on any of my debts and do not plan on ever doing so. I am very adamant about making sure my bills are paid and on time. When I saw the offer for this loan I knew without a doubt that this was an offer I could not pass up. This is definitely something that I can afford. I would greatly appreciate any assistance you can offer me for this serious matter. Thank you for your time. Angela Fernandez

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,876.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423556	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423556. Member loan 423556 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	Civetta Cousins JV	Debt-to-income ratio:	24.59%
Length of employment:	3 years 8 months	Location:	Rochelle Park, NJ

Home town:
Current & past employers:	Civetta Cousins JV
Education:	Seton Hill University

This borrower member posted the following loan description, which has not been verified:

I have roughly $5000 in debt on one of my credit cards and they recently raised the rate sky high. I would like to use this loan to pay off the debt at a lower rate. I have 2 other credit cards. One with a balance of $0 and another with a balance of $3000. I also have one year left on a personal loan i took out last year and the monthly payment is $240. I was leasing a car but my lease was up last month so that eliminates a monthly payment. I was fortunate enough to be given a car for cheap. Other than that my only monthly bills are a $40 gym membership and $75 cell phone bill.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,082.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423560	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423560. Member loan 423560 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	ESPEYS	Debt-to-income ratio:	16.00%
Length of employment:	10 years 3 months	Location:	GANSEVOORT, NY

Home town:
Current & past employers:	ESPEYS
Education:

This borrower member posted the following loan description, which has not been verified:

I WOULD LIKE TO GET OUT FROM UNDER 2 HIGH INTEREST CREDIT CARDS, WHO'S RATE CONTINUE TO GO UP EVEN THOUGH I HAVE GOOD GREDIT SCORES AND DONT MISS PAYMENTS, AND 1 PERSONAL LOAN FOR LAST CHRISTMAS WHO'S RATE I DID NOT RELIZE WAS ALMOST 30%. PAYING MORE IN INTREST EVERY MONTH ON THIS ONE LOAN THEN PRINCIPAL. I USE TO BELONG TO PROSPER AND HAD A LOAN THROUGH THEM THAT I PAID OFF AND WAS APPROVED FOR ANOTHER BEFORE THEY CLOSED LOANING PROGRAM.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	43
Revolving Credit Balance:	$5,020.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423633	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423633. Member loan 423633 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	ABCLEAN Inc.	Debt-to-income ratio:	12.02%
Length of employment:	5 years 6 months	Location:	HOUSTON, TX

Home town:
Current & past employers:	ABCLEAN Inc., PSC INDUSTRIAL SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

I took a 20,000 personal loan from bank of america as an investment in a personal business . I later found out that the interest type is recurring ( not fixed ). I need to secure another loan to pay off this debt . I look forward to a fixed interest loan at not greater than 15% . I am still pursuing my business interest . I equally have a good paying , reliable job . I will appreciate a good interst loan .Thanks

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,028.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423644	$6,000	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423644. Member loan 423644 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	MILESTONE REALTY & ASSOCIATES	Debt-to-income ratio:	2.57%
Length of employment:	4 years 5 months	Location:	HILLSIDE, IL

Home town:	Newport News
Current & past employers:	MILESTONE REALTY & ASSOCIATES
Education:	Chicago State University

This borrower member posted the following loan description, which has not been verified:

My company is currently located in Illinois & Indiana. We specialize in listing/selling foreclosed properties for various lenders. Due to the recent increase in foreclosures, our company needs to hire more staff to handle the inventory of properties. As the real company, we are responsible for managing the preservation of the properties, listing/selling the properties. Our company trash-out the properties, maintain the lawn & complete repairs in order to market the properties. I need an immediate loan to hire more staff to handle the influx of the new inventory, and to purchase more office equipment, and to secure an office space in Indiana, because we are currently operating in a sales trailer for a developer.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,922.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423648	$6,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423648. Member loan 423648 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Video News Service	Debt-to-income ratio:	18.07%
Length of employment:	1 year	Location:	EL PASO, TX

Home town:	El Paso
Current & past employers:	Video News Service, KDBC-TV
Education:	El Paso Community College

This borrower member posted the following loan description, which has not been verified:

This loan is to help fund the beginning and the material needs for a video shoot contracted with the local housing authority.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,040.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423658	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423658. Member loan 423658 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Kids II	Debt-to-income ratio:	1.07%
Length of employment:	3 years 7 months	Location:	ATLANTA, GA

Home town:	San Salvador
Current & past employers:	Kids II
Education:	Savannah College of Art and Design

This borrower member posted the following loan description, which has not been verified:

don't know what to put here.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,332.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423668	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423668. Member loan 423668 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Capital One	Debt-to-income ratio:	12.24%
Length of employment:	2 years 1 month	Location:	Tampa, FL

Home town:	Miami Beach
Current & past employers:	Capital One
Education:	University of Central Florida, The University of Tampa

This borrower member posted the following loan description, which has not been verified:

I am very responsible with my bills. I have always paid on time and will pay on time in the future. My credit score is a really important aspect of my life. I will use the personal loan to pay off some debt. It would be much easier having one monthly payment. Paying this loan won't be a problem since I've used and paid off a personal loan in the past.

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,483.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423672	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423672. Member loan 423672 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	KPMG, LLP	Debt-to-income ratio:	10.41%
Length of employment:	4 years	Location:	Westfield, NJ

Home town:	Sommerville
Current & past employers:	KPMG, LLP, SunGard Data Systems
Education:	Roger Williams University, Rider University

This borrower member posted the following loan description, which has not been verified:

Good Evening, My Fiance and I are planning our dream wedding in Florida and would like to obtain a loan to help in the payment process. I have great credit and just need cash upfront to payoff the many wedding expenses that must be paid in full in advance of the wedding. I look forward to working with you and appreciate your consideration. Thank you, Cory F. DeBias

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,406.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423681	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423681. Member loan 423681 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	lehman partners	Debt-to-income ratio:	14.58%
Length of employment:	3 years 2 months	Location:	Hialeah, FL

Home town:	Hiaelah
Current & past employers:	lehman partners
Education:

This borrower member posted the following loan description, which has not been verified:

I am getting my mouth fixed, teeth implants

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,375.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423684

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423684	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423684. Member loan 423684 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,833 / month
Current employer:	Karapet Stambulyan	Debt-to-income ratio:	2.84%
Length of employment:	10 years 2 months	Location:	Van Nuys, CA

Home town:	Yerevan
Current & past employers:	Karapet Stambulyan, Self
Education:

This borrower member posted the following loan description, which has not been verified:

My business is a 10 year business called GNG Vinyl Fencing and I am looking for a business loan to help me with a job proposal I would appriciate all the help I can get. Thank you

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	50
Revolving Credit Balance:	$6,835.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423685	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423685. Member loan 423685 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Emeryville Marina	Debt-to-income ratio:	3.34%
Length of employment:	4 years 7 months	Location:	emeryville, CA

Home town:	Eureka
Current & past employers:	Emeryville Marina, marinas international
Education:

This borrower member posted the following loan description, which has not been verified:

hello, i'm the maintenance superviser at a major marina on the san Francisco bay. im looking at a 41'islander freeport sail boat to become a live aboard in the marina i have great credit but cant find a used sail boat loan or a personal loan .I pay my bills and am a upstanding person im 45 and healthy i will have no problem paying back the loan i will get free rent at the marina i work at so my expenses are very low...all i need is a chance . thank you for your time, Thomas Maloney

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,914.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423695	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423695. Member loan 423695 was requested on July 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	The Law Office of Brian K. Ayson	Debt-to-income ratio:	19.30%
Length of employment:	5 years 6 months	Location:	Houston, TX

Home town:	Corpus Christi
Current & past employers:	The Law Office of Brian K. Ayson, White Shaver, PC, OGM Land, Kroger, Myers, Frisby & Hirsch
Education:	Texas Tech University, Texas Southern University

This borrower member posted the following loan description, which has not been verified:

I have recently left my firm to go out on my own and start my own solo law practice. While my overhead is relatively low (rent and advertising, primarily) I would like to have a line of credit to pay myself a modest salary and cover my expenses. Money will be coming in immediately, but I need to cover these expenses and have a set salary for the first few months to budget our personal finances. I am a sixth year attorney and my credit score is above average (683) . Thanks for your help!

A credit bureau reported the following information about this borrower member on July 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	67
Revolving Credit Balance:	$26,339.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423778	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423778. Member loan 423778 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	NYC DOE	Debt-to-income ratio:	12.91%
Length of employment:	2 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	NYC DOE
Education:

This borrower member posted the following loan description, which has not been verified:

Seeking an unsecured personal loan. Will be paid in August.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	8
Revolving Credit Balance:	$24,671.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423781	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423781. Member loan 423781 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,166 / month
Current employer:	Comerica	Debt-to-income ratio:	13.10%
Length of employment:	1 year	Location:	PLANO, TX

Home town:	Hammond
Current & past employers:	Comerica, Financial Innovations LLC
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

Line of credti is desired

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	50
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423811	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423811. Member loan 423811 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Retired	Debt-to-income ratio:	19.27%
Length of employment:	n/a	Location:	Louisville, KY

Home town:	Spencer Co
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Need car repairs and don't want to purchase a new car.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$181,017.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423859	$6,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423859. Member loan 423859 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,389 / month
Current employer:	Department of Justice (DOJ)BOP	Debt-to-income ratio:	11.58%
Length of employment:	20 years 7 months	Location:	dublin, CA

Home town:	Redwood City
Current & past employers:	Department of Justice (DOJ)BOP, FCI Dublin Ca, Federal Bureau of Prisons, Federal Correctional Officer
Education:	California State University-Long Beach (CSULB), Saddleback College, Orange Coast College, Santa Ana College

This borrower member posted the following loan description, which has not been verified:

This money loan is to be used as a downpayment on a Starter Townhouse or condo as it is the first home I have ever bought in my life.I am a 50 year old single male who has worked for the federal government,Bureau Of Prisons,for twenty years and seven months as a Correctional Officer,supervising incarcerated federal felons,so they do not escape,kill or harm me,or kill or harm each other.I am a man of high moral character,who has been employee of the federal government for over 20 years working hard in a federal prison,I would love to have a piece of the "American Dream" of home ownership.I have a good credit rating,Own my Car outright,pay all of my bills on time,I will also be responsible to pay this loan back in full and on time.Please Help me attain a lifetime goal of home ownership.Thank You for allowing me to explain my situation.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,518.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423928

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423928	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423928. Member loan 423928 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,250 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	15.12%
Length of employment:	14 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	US Postal Service (USPS)
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for funding to consolidate some credit card debt

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,405.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423936

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423936	$13,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423936. Member loan 423936 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Intrepid Control Systems	Debt-to-income ratio:	22.18%
Length of employment:	12 years 5 months	Location:	STERLING HEIGHTS, MI

Home town:	STERLING HEIGHTS
Current & past employers:	Intrepid Control Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to get rid of a High rate Credit card.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,560.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423950	$7,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423950. Member loan 423950 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Infinity Group LLC	Debt-to-income ratio:	0.00%
Length of employment:	4 years 6 months	Location:	Ashburn, VA

Home town:	Fairfax
Current & past employers:	Infinity Group LLC
Education:	George Mason University(Under graduate), Univeristy of Maryland - College Park(Graduate)

This borrower member posted the following loan description, which has not been verified:

We need a loan to help pay for a business plan and feasibility study on a resort real estate project. The projected is located in a fast growing economy and highly desirable area. The loan will be repaid once the project has been fully funded in 3-4 months(Oct-Nov 09). Investors have already been lined up just required experienced consultant to perform business plan and feasibility study.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423971	$9,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423971. Member loan 423971 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Otis Elevator	Debt-to-income ratio:	0.00%
Length of employment:	4 years 1 month	Location:	FLAT ROCK, MI

Home town:
Current & past employers:	Otis Elevator, US Army
Education:	United States Military Academy (USMA)

This borrower member posted the following loan description, which has not been verified:

loan used to repay a higher interest loan

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,343.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423983	$10,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423983. Member loan 423983 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,142 / month
Current employer:	NYU Langone Medical Center	Debt-to-income ratio:	6.30%
Length of employment:	2 years	Location:	Henryville, PA

Home town:	Linden
Current & past employers:	NYU Langone Medical Center, Prudential Financial
Education:	Morgan State University

This borrower member posted the following loan description, which has not been verified:

Credit card debt consolidation

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,307.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423999	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423999. Member loan 423999 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,000 / month
Current employer:	usmc	Debt-to-income ratio:	18.90%
Length of employment:	3 years 8 months	Location:	fresno, CA

Home town:	San Jose
Current & past employers:	usmc
Education:	American Intercontinental University Online

This borrower member posted the following loan description, which has not been verified:

Navy Federal Credit Union only approve me for 20,025 dollars for my car and I need 6 grand. I don't want to give up my car. I'm in the military I am guaranteed pay on the 1 and the 15. I've been in 3 yrs and 8months. I have good credit. I have high inquiry but I've have never been late on my bills. I live in government headquarter so I don't have to pay rent or utilities. My basic pay is 2025.00 dollars every month. I'm an E-4 rank and not many banks are willing to work with me and i'm hoping you will work with me to make this happen. This is all spending money for me. I've look hard for this car that I'm about to purchase.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,997.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 424016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424016	$9,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424016. Member loan 424016 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,950 / month
Current employer:	US Cellular	Debt-to-income ratio:	21.15%
Length of employment:	4 years 4 months	Location:	Forest, VA

Home town:	Greenville
Current & past employers:	US Cellular, ALLTEL Corp.
Education:	East Carolina University, Central Virginia Community College, Indiana Bible College

This borrower member posted the following loan description, which has not been verified:

I have some credit cards that are a close to their limit. I have never paid a bill late and the only reason the credit cards are so high is because my husband and I started a car dealership a year ago and used that as start up capital.... We just sold the business and am in need of purchasing an automobile for myself since I haven't had to have one in a year. I have some money to put down and will most likely not use all the requested amount. I am going to purchase the car at wholesale. Once again I have never ever been late on a bill since I had my first credit card.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,332.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 424023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424023	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424023. Member loan 424023 was requested on July 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sause Brothers ocean towing	Debt-to-income ratio:	14.03%
Length of employment:	2 years 6 months	Location:	san diego, CA

Home town:	beverly
Current & past employers:	Sause Brothers ocean towing, Crounse Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I just bought a home in Jan. and was able to use a VA loan to acquire the loan and financing, I just want to get out from under this credit card debt. I have already curbed my spending and pay the bills on time but I am not making progress. I make enough money to pay this amt, back in the three years that was stated in the info i have on your organization. I appreciate your consideration . Sincerely, Victor S. Hupp

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,504.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424061	$13,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424061. Member loan 424061 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Memorial Medical Center	Debt-to-income ratio:	15.30%
Length of employment:	3 years 10 months	Location:	Springfield, IL

Home town:	Edwardsville
Current & past employers:	Memorial Medical Center, Vono Pharmacy, K-Mart Pharmacy, CVS Pharmacy
Education:	McKendree College

This borrower member posted the following loan description, which has not been verified:

I think that my credit report will speak for itself. I am very responsible about making my payments on time & usually try to pay a little extra every time. I am just looking for better rates so that I can get my loans payed off quicker. Thank you in advance for your help!

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$83,995.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424069	$3,250	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424069. Member loan 424069 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Lorig Construction	Debt-to-income ratio:	10.49%
Length of employment:	3 years	Location:	Chicago, IL

Home town:	Harvey
Current & past employers:	Lorig Construction, Fred Teitelbaum Construction
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

My son is going to study abroad in Australia this upcoming year and I want to pay for his tuition and living expenses.

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	4
Revolving Credit Balance:	$37,210.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 424082

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424082	$5,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424082. Member loan 424082 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,779 / month
Current employer:	Infinity International Solutions	Debt-to-income ratio:	1.83%
Length of employment:	3 years	Location:	Miami, FL

Home town:	La Habana
Current & past employers:	Infinity International Solutions, CODEPA LTD
Education:	University of Habana

This borrower member posted the following loan description, which has not been verified:

I need this loan for Oral Surgery, crowns, implants, root canals ... I am very responsible and pay my bills always on time.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,241.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424124	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424124. Member loan 424124 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	CRWRC	Debt-to-income ratio:	5.46%
Length of employment:	7 years 7 months	Location:	GRAND RAPIDS, MI

Home town:	Grand Rapids
Current & past employers:	CRWRC, Fifth Third Bancorp (f/k/a Old Kent Mortgage Company), Mid-America Leadership Foundation
Education:	Calvin College, Western Michigan University

This borrower member posted the following loan description, which has not been verified:

Thank you for considering this debt consolidation loan request

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,911.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424125	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424125. Member loan 424125 was requested on July 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Safeway Inc.	Debt-to-income ratio:	19.75%
Length of employment:	28 years 6 months	Location:	san jose, CA

Home town:
Current & past employers:	Safeway Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Have worked at same job for 28 years. Not a flight risk. Need help with mortgage payment to keep roof over head.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	78
Revolving Credit Balance:	$17,015.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424261	$20,000	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424261. Member loan 424261 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	NYc Transit	Debt-to-income ratio:	6.26%
Length of employment:	4 years 2 months	Location:	jamaica, NY

Home town:	New York
Current & past employers:	NYc Transit
Education:	CUNY York College

This borrower member posted the following loan description, which has not been verified:

This loan will be used for inventory purchases for new restaurant/bar.

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$14,623.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424264	$7,200	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424264. Member loan 424264 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	palm beach county school board	Debt-to-income ratio:	18.98%
Length of employment:	1 year	Location:	royal palm beach, FL

Home town:	West Palm Beach
Current & past employers:	palm beach county school board
Education:	university of florida

This borrower member posted the following loan description, which has not been verified:

This loan is to pay off two credit cards $5,000 and $7,000

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	6
Revolving Credit Balance:	$5,125.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 424281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424281	$14,700	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424281. Member loan 424281 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,833 / month
Current employer:	cleveland plain dealer	Debt-to-income ratio:	4.71%
Length of employment:	2 years 7 months	Location:	strongsville, OH

Home town:	Detroit
Current & past employers:	cleveland plain dealer, Pace & Partners
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to acquire an established locksmith business in a densely developed neighborhood. This has been a neighborhood business since the 1960's. Included is the turn-key business that caters to local landlords and auto dealers and the mixed-use real estate that consists of a retail store front and a residential bungalow house. The requested loan amount is 10% of the business aquisition price. I have the same amount in reserves for emergency use.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	17
Revolving Credit Balance:	$3,629.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424291	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424291. Member loan 424291 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,053 / month
Current employer:	Automotive Finance Corporation	Debt-to-income ratio:	19.57%
Length of employment:	8 years 4 months	Location:	Chandler, AZ

Home town:	Indianapolis
Current & past employers:	Automotive Finance Corporation, Fifth Third Bancorp
Education:	University of Southern Indiana

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards and 1 personal loan each with small balances that I am looking to consolidate and get paid off in a more timely and responsible fashion. I would like to get 1 loan to pay all of these small debts off and get out of debt for good. I have a great credit score (last I checked it was close to 800) and have never missed a payment on any repayment plan, from department store cards, to major credit cards, to auto and personal loans, to a first and second mortgage. Being able to pay one lower monthly payment would not only make paying bills easier, it would allow me to pay down my debt substantially faster.

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,091.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424298	$18,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424298. Member loan 424298 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	Tufts Medical Center	Debt-to-income ratio:	11.35%
Length of employment:	10 years 4 months	Location:	Danvers, MA

Home town:	Chatham
Current & past employers:	Tufts Medical Center, Queens Medical Center
Education:	St Clair County Community College

This borrower member posted the following loan description, which has not been verified:

I was lucky enough to find a new home in the price range I felt that I could afford. Negotiating a loan was difficult as my purchase is a town home with only 25% sold and all lenders wanted 20% down. I was able to negotiate a mortage for 10% down which came to 29400. I have paid 15000 already and am looking for the rest of the down payment. When I moved to Ma 10 years ago I never thought I would ever own property here, but I have found a great place. PS the mortage payment is less than the rent that I pay now. Thank-you

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,831.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424311	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424311. Member loan 424311 was requested on July 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	The Physician & Midwife Collaborative Practice	Debt-to-income ratio:	0.00%
Length of employment:	1 year 1 month	Location:	Alexandria, VA

Home town:	Houston
Current & past employers:	The Physician & Midwife Collaborative Practice, The Home Depot
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a used car from a friend who is about to purchase a new car. It is not some random private seller so I have peace of mind in their word on condition. In my mind the best new cars are used cars as new cars depreciate quite quickly. (within 6 years a car will have depreciated 60% of its value)

A credit bureau reported the following information about this borrower member on July 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	11
Revolving Credit Balance:	$4,924.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424334	$14,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424334. Member loan 424334 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	R.H. Donnelley	Debt-to-income ratio:	22.14%
Length of employment:	2 years 4 months	Location:	Overland Park, KS

Home town:	Neptune
Current & past employers:	R.H. Donnelley, First Horizon Home Loans
Education:	Missouri State University

This borrower member posted the following loan description, which has not been verified:

I am seeking $14,000 to consolidate and reduce my rate of interest on two credit card balances, currently at 17% and 29%. I am a 35-year-old professional with an excellent employment history and good credit (no 30-day delinquencies or collection activity). I would most likely qualify for another balance transfer credit card, but I want to eliminate my use of credit cards. I am looking for a 36-month loan at no more than 15% interest, as I would like to keep my payment in the range of $450/month. I am willing to provide full documentation of income and other monthly expenses and allow direct disbursement of loan funds to my credit card accounts. I would also agree to set the loan up on automatic ACH payments.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	40
Revolving Credit Balance:	$14,180.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424360	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424360. Member loan 424360 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	GPX Realty Partners	Debt-to-income ratio:	17.59%
Length of employment:	3 years 1 month	Location:	Philadelphia, PA

Home town:	Birmingham
Current & past employers:	GPX Realty Partners, Toll Brothers
Education:	University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate two credit cards at a lower rate.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,155.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424419	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424419. Member loan 424419 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,125 / month
Current employer:	Sales consults of laurel park inc	Debt-to-income ratio:	13.53%
Length of employment:	12 years 2 months	Location:	Novi, MI

Home town:
Current & past employers:	Sales consults of laurel park inc
Education:

This borrower member posted the following loan description, which has not been verified:

exec credit looking to update my kitchen. seeking an unsecured personal loan or line of credit. 777 credit score, home owner and long term job.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1979	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,965.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424471	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424471. Member loan 424471 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	AIReS	Debt-to-income ratio:	5.40%
Length of employment:	16 years	Location:	Danbury, CT

Home town:	Pittsburgh
Current & past employers:	AIReS
Education:	Penn State University

This borrower member posted the following loan description, which has not been verified:

I earn $250,000 per year, verifiable. Secure employment with ownership share. Been with my company 16 years. Need the loan to consolidate debt after recent divorce. Excellent payment history, FICO score is 660 due to credit cards, once I pay them off I will be in the 730-770 range according to Equifax and I am reliable and dependable to pay all debts. No negative accounts in the last 5 years.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	63
Revolving Credit Balance:	$11,356.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424513	$7,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424513. Member loan 424513 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,310 / month
Current employer:	ASCAP	Debt-to-income ratio:	13.68%
Length of employment:	1 year	Location:	huntington station, NY

Home town:
Current & past employers:	ASCAP
Education:	SUNY College at Oneonta, SUNY College at Cortland

This borrower member posted the following loan description, which has not been verified:

Need a loan to pay all my credit cards and pay one single monthly payment.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,635.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 424527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424527	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424527. Member loan 424527 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,862 / month
Current employer:	Weseman Team Inc DBA Springs Realty	Debt-to-income ratio:	5.50%
Length of employment:	6 years 3 months	Location:	Colorado Sprigs, CO

Home town:	Orange
Current & past employers:	Weseman Team Inc DBA Springs Realty, Lang Corporation
Education:	San Jose State University

This borrower member posted the following loan description, which has not been verified:

I have been a real estate investor and broker for over 6 years. I own my own real estate company and have handled over 300 transactions in my career, including REO's for banks and private individuals. Currently, my main focus is on purchasing distressed homes, upgrading their condition, and selling for a profit in the Colorado Springs and Pueblo areas. Money from the loan would be used for this purpose. Generally, I purchase notes and bank owned propertiesl. Typical timeframe is 60-90 days from start to sale. I have several contractors that I have been working with for years that handle the updating & upgrades. The Colorado Springs area is home to 5 military bases, the largest in the US being Fort Carson Army Base. The military is sending in new troops from now until 2013, which provides a great opportunity for newcomers to become homeowners. We are focusing heavily on this market by buying homes near the base and making sure that all properties will qualify for VA financing. Between now and September, 2009, there will be 3,500 troops arriving. By 2013, the total will be 25,900 soldiers. Even if only 25% of those troops buy homes, that is over 6,400 homeowners. Right now, I am working on 2 properties that will net me $35,000 each. I am careful to research each property before bidding on it to make sure that it will sell at the right price. I also access each home before buying it so there are minimal "suprises." Many of the homes sell before being put on the market or within 7 days of being listed. I have the experience and knowledge to turn the money quickly and efficiently. My 35 page business plan is available for you to see anytime. Please feel free to email or call me with questions.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$187,555.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 424601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424601	$7,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424601. Member loan 424601 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,888 / month
Current employer:	TSI	Debt-to-income ratio:	6.23%
Length of employment:	5 years	Location:	BROOKLYN, NY

Home town:	251 E 29 st
Current & past employers:	TSI
Education:	CUNY Brooklyn College, CUNY John Jay College Criminal Justice

This borrower member posted the following loan description, which has not been verified:

I would like to finally pay off my debt with a lower intrest rate

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,461.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424617	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424617. Member loan 424617 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,125 / month
Current employer:	CA Inc.	Debt-to-income ratio:	15.75%
Length of employment:	13 years 7 months	Location:	BALTIMORE, MD

Home town:	Baltimore
Current & past employers:	CA Inc., Nations Bank/Maryland National
Education:

This borrower member posted the following loan description, which has not been verified:

Wedding expenses - reception, photographer, band (DJ), etc. I have always paid my loans on time. Whatever amount is left will go towards repayment of the loan.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,267.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424625	$13,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424625. Member loan 424625 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,467 / month
Current employer:	The Vanguard Group	Debt-to-income ratio:	17.37%
Length of employment:	9 months	Location:	NEWARK, DE

Home town:	Newark
Current & past employers:	The Vanguard Group, Keystone Helicopter, The Shodor Foundation
Education:	Delaware Technical and Community College-Stanton-Wilmington

This borrower member posted the following loan description, which has not been verified:

I have two credit cards; one from Bank of America and one from Chase. One is at an APR of 18% and another at 30% I'm hoping to roll these into a single loan, make payments of approximately $1100 a month over the next 12 months. I'm hoping to make debt management easier and APRs lower. I've got a steady job making $40,000 a year, have no liabilities for housing or utilities, and have pretty good credit.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	30
Revolving Credit Balance:	$14,391.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424644	$14,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424644. Member loan 424644 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Dr Wan	Debt-to-income ratio:	6.71%
Length of employment:	10 years	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	Dr Wan
Education:

This borrower member posted the following loan description, which has not been verified:

Hope you well I would like to apply for that amount and also i would like to find out if there is a pre-payment penalty if i can pay it off around 12 or so. I'm buying bedding items from a foreign company that is already sold to my buyer here in Florida. so the money will be in a cycle for about a year or so. And in the future i can request for more and you guys can help me more and more. We buying 20,000 worth of products and once it is in florida we collecting $15,000 cash right away COD and the other 5 will be within 2-3 weeks. but i'm planning to continue doing it for about a year or so then pay it off and hopefully come back and ask for more and so forth. Thank you so much for working with me and i do appreciate the opportunity.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	54
Revolving Credit Balance:	$16,826.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424676	$7,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424676. Member loan 424676 was requested on July 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,113 / month
Current employer:	City of Seattle	Debt-to-income ratio:	24.54%
Length of employment:	5 years 1 month	Location:	Seattle, WA

Home town:
Current & past employers:	City of Seattle
Education:	Georgetown University, New York University (NYU) School of Law

This borrower member posted the following loan description, which has not been verified:

I've got a BOA credit card that just reset to 19.99%, and I'd like to pay it off with a fixed rate, fixed term loan. I'm a professional ethics advisor for a large organization. I've got a six-figure income, and I've never been delinquent on a loan in my life. I made the mistake about a year ago of paying down some balances with a card that had a year-long zero-percent teaser rate. I assumed I could talk down the rate when it reset, but I had no luck when I talked to BOA a while back. I don't want to get back on the teaser rate treadmill, but would like to cut my interest payments with a fixed-rate, fixed-term loan.

A credit bureau reported the following information about this borrower member on July 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,544.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424737	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424737. Member loan 424737 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Waltax Services	Debt-to-income ratio:	4.59%
Length of employment:	8 years 6 months	Location:	Ashland, MA

Home town:
Current & past employers:	Waltax Services, Smartech Computers
Education:

This borrower member posted the following loan description, which has not been verified:

Hi there, I'm looking to consolidate a couple of credit cards and use the remainder to purchase a newer pre-owned vehicle, I have good credit, never been late on any payments, I have approximately $6k in credit card debt, one of which has an APR of 23%, BOA decided to increase their rates before the new credit card law goes into effect. If any questions feel free to ask. Thanks!

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,784.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424744	$9,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424744. Member loan 424744 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	LSI	Debt-to-income ratio:	12.40%
Length of employment:	1 month	Location:	Oak Grove, KY

Home town:	Muncie
Current & past employers:	LSI, L-3 communications Iraq, U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

Hi my name is chris and I have a family of four moving from Fort Campbell Ky to Washington state because of a job i recently got. We are in need of a loan to cover deposit and our car transportation. I will be receiving $100 a day in per diem once I show up on my first day on the 13th of July. I have a letter of acceptance also if you need. I will be making 26 hr also. My cell phone number is 931-216-0764, email is llennon732001@yahoo.com.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	19
Revolving Credit Balance:	$407.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424783	$7,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424783. Member loan 424783 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Harris	Debt-to-income ratio:	7.09%
Length of employment:	5 years 6 months	Location:	Melbourne, FL

Home town:	Little Rock
Current & past employers:	Harris
Education:	University of Phoenix-Online Campus, Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

I need a personal of 5K to help retire and restrucutre personal debt. I will use the 5k to pay off a 401k loan and credit card. With money saved I will pay down remaining debt and this loan all wiithin 3 years time

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,908.00	Public Records On File:	1
Revolving Line Utilization:	97.40%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424804	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424804. Member loan 424804 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	UPS	Debt-to-income ratio:	13.89%
Length of employment:	11 years 5 months	Location:	mesa, AZ

Home town:	San Francisco
Current & past employers:	UPS, US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

the reason im applying for this loan is that, Im trying to have just one payment. Instead of having different. I will payoff some credit cards that i seem that i cant get balance down. It would help me so much. What makes me a good candidate, is that i dont miss payments. Im always on time. I have a reliable job. For I am a UPS driver. I just really need some help. Thank you.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,636.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424811	$22,750	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424811. Member loan 424811 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,750 / month
Current employer:	Self Employed	Debt-to-income ratio:	12.25%
Length of employment:	9 months	Location:	Princeton, NJ

Home town:	Montague
Current & past employers:	Self Employed
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

I am looking to get the more popular styles of dresses from my collection produced in volume. Three styles will be produced. One style in sizes 0-14. The other two styles will be produced in sizes xs-xl. I will have 100 garments made in each style since this is the minimum amount to get a significant discount on the labor. This makes each garment much more profitable than producing in small quantities. Only styles with proven sales volumes over the past year at my retailers will go into production. The garments will be used to increase inventory at my dedicated retailer where my brand has been placed for the past year. I will also be expanding my sales with the new production volumes at a young designers market where many of my designer colleagues from FIT have been highly successful making a living. It's a place in NYC and other major metropolitan areas where regular customers, buyers for stores and stylists frequent, looking for inventory, the hottest new designers, and impulse buys. A secondary use for the additional production will be to build inventory for my sales rep. Armed with inventory, my sales rep and I will be able to engage Just In Time only retailers; with many retailers now switching to immediate delivery as a condition of placing orders due to the current economy (vs. long-term orders). Finally, the loans and new productions overall purpose is for me to be able to expand my business to a mid-volume designer brand in the near term. My website very recently started featuring direct online sales. A small percentage has been budgeted for a carefully planned PR and marketing campaign. I have developed my line and my skills to create garments for a target market of people in their 20's and 30's who want wearable showstopping fashion. My clothing sells well to people in NYC, and I am looking to expand through my sales rep and direct marketing to cities such as Miami, L.A., and Las Vegas. I design evening wear in styles that are seasonless so the inventory does not have a specific shelf life and will continue to be marketable through the year. I am choosing colors that are proven, and colors that will be good through various seasons.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,067.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424873	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424873. Member loan 424873 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Global Credit Services	Debt-to-income ratio:	8.89%
Length of employment:	4 months	Location:	Brooklyn, NY

Home town:	New York, NY
Current & past employers:	Global Credit Services, XL Capital Assurance
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Interested in getting a better interest rate and terms.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	21
Revolving Credit Balance:	$20,636.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424881

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424881	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424881. Member loan 424881 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	carrerstaff unlimited	Debt-to-income ratio:	9.19%
Length of employment:	3 years 6 months	Location:	cerritos, CA

Home town:	Cerritos
Current & past employers:	carrerstaff unlimited, career staff unlimited, as a Physical Therapist
Education:	Southwestern University

This borrower member posted the following loan description, which has not been verified:

i need some money to make my home safer for my baby.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,204.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 424882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424882	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424882. Member loan 424882 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,388 / month
Current employer:	jehle-halstead, inc.	Debt-to-income ratio:	6.52%
Length of employment:	2 years 1 month	Location:	Pensacola, FL

Home town:	Pensacola
Current & past employers:	jehle-halstead, inc.
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

The intent of this loan is to consolidate several high interest credit cards into one payment so that my wife and I can not only benefit from the interest savings, but also have a plan to repay our debt within a short amount of time. The majority of this debt was accumulated during our college years (stupid kids), with the remainder of the load being formed from wedding expenses. During those times, neither of us had a well paying job, so the debt was hard to avoid. Now we are both employed - myself as a Civil Engineer with the same company for over two years; my wife as a Social Worker with the same company for over a year. Both of us have recently had our performance reviews and our jobs are secure. We would like to address our debt issues before we start a family. That is why we are here. Thank you for your help and contributions!

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	66
Revolving Credit Balance:	$10,372.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424898	$6,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424898. Member loan 424898 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Progressive Technology, Inc.	Debt-to-income ratio:	21.01%
Length of employment:	1 year	Location:	HILTON HEAD ISLAND, SC

Home town:	Carpentersville
Current & past employers:	Progressive Technology, Inc., Scott's Fish Market
Education:	University of Illinois at Urbana-Champaign, University of Rhode Island (URI)

This borrower member posted the following loan description, which has not been verified:

We are picking the ring out together right now... buying it locally on Hilton Head Island, SC at a mom and pop jewelry shop that does not have in-store financing. I have some money to put towards it, and I have credit cards with room, but if I can get a better rate here that would make things easier. I just finished paying off one school loan that I was putting about $300/mo towards, so I have at least that much available. Also, since I have cash available I will most likely not use the entire $8000 requested... once we pick out the ring and purchase it much of that money will be put directly back into the loan. Thank you very much for your consideration!

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,210.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 424904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424904	$3,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424904. Member loan 424904 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:	HFF LP	Debt-to-income ratio:	5.06%
Length of employment:	3 years	Location:	BOSTON, MA

Home town:	Philadelphia
Current & past employers:	HFF LP, Ritz-Carlton Hotels
Education:	MBA - Babson College, BS - University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

This loan is for consolidating credit cards used for home improvements made between 2008-2009. The home was appraised in 2009 for $15,000 greater than what was paid in 2008 due to these improvements.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	36
Revolving Credit Balance:	$5,300.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425000	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425000. Member loan 425000 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,565 / month
Current employer:	Engineering Building Systems INC	Debt-to-income ratio:	5.57%
Length of employment:	7 months	Location:	Ocala, FL

Home town:	Gainesville
Current & past employers:	Engineering Building Systems INC, Lockheed Martin Corp., Bob Evans Farms
Education:	Central Florida Community College

This borrower member posted the following loan description, which has not been verified:

I will use the money to help pay off credit card debts and to buy books for school. I currently am going to school for Information Technology and greatly enjoy this field. Also having one easy payment will help relief some stress of paying bills so I can better focus on school and work. Last semester I received a 4.0 g.p.a. and have a cumulative g.p.a. of 2.93. I work as a drafter for an engineering firm and have always made my payments being it the Electric bill to a credit card bill. My plans are to get rid of the multiple credit card bills and have one easy payment and to have a lower payment than I do now so I can save for future school/personal needs.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,143.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425079	$7,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425079. Member loan 425079 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	General Electric	Debt-to-income ratio:	11.69%
Length of employment:	2 years 2 months	Location:	Milwaukee, WI

Home town:	Chicago
Current & past employers:	General Electric
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate the remaining balance on my car loan ($3200) and my dental work loan ($2700) and a high rate credit card ($1700). All of my monthly payments are large and would like to minimize my payment so that I can apply it to my credit card debt. I have made poor decisions with my credit cards in the past, but have not used them in about 1 year. I'm trying to get my finances back and track and could use your help. I am an engineer and have a strong job and income. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,133.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425084	$9,600	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425084. Member loan 425084 was requested on July 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Fry's Electronics	Debt-to-income ratio:	8.32%
Length of employment:	1 year 8 months	Location:	Oxnard, CA

Home town:	Oxnard
Current & past employers:	Fry's Electronics, Lake Casitas Municipal Water District, Freelance Artist/Designer
Education:	Ventura College

This borrower member posted the following loan description, which has not been verified:

Hello all, I have been a freelance artist and designer for the past 8 years. I have also been working in Customer Service for the last two years and I am looking to start a business in a genre I greatly enjoy; gaming. I am looking to start a video game store/arcade/lounge/pc cafe in Ventura County. We feel that there is a hugely untapped market in our community. We know of many, many, many people who drive as much as an hour and a half out of town every Friday and Saturday night to visit the nearest 'good' arcade. We also have noticed the interest in classic video games on the rise. Our store will carry all the latest and greatest systems and games, but we will also accept for trade-in and sell classic and collectible games as well. We will also sell trading card games and cards, as well as many video game related merchandise such as apparel, accessories, even video game themed snack foods. We will also have a video game arcade with popular machines such as Dance Dance Revolution and Street Fighter 4, as well as classics such as Pac Man, Tetris and a Super Mario Bros. Pinball machine (Already in my possession). We also plan on having a PC Gaming and Console gaming areas, where for a small hourly fee, customers can play games on our consoles and PCs. The nearest local PC cafe would be our only competition for miles, and their computers literally haven't been updated since the place opened three years ago. We will have a T1 internet connection hooked up to all of our computers for lightning fast gaming and browse. Our consoles will already be hooked up for network play. We plan on selling advertisement space on custom made cabinets made for the consoles. We will be available for private parties and events. This loan I am requesting is going to be used to secure a location, purchase product to sell for the store, purchase our first PCs and software licenses for the PC Cafe. We hope to reach ten PC's after three months and start adding our full arcade machines within the first six months. I have a 23 page business plan written that I can provide upon request, including screenshots of the website (I didn't think people wanted to read a full 23 pages on this website so I shortened it up!)

A credit bureau reported the following information about this borrower member on July 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,114.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425187

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425187	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425187. Member loan 425187 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Chandler, AZ

Home town:	Los Angeles
Current & past employers:	Starbucks Coffee Company, Target Corporation, Gap Inc.
Education:	Arizona State University (ASU)

This borrower member posted the following loan description, which has not been verified:

I am currently seeking a student loan for the 2009-10 academic year. Unfortunately, I do not qualify for any loans or grants through the government because my parents "make too much money." However, my parents will not support me during my education journey. I do have a full-time job, but it won't be enough to pay for all of my education expenses. Any help would be greatly appreciated!

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	14
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425214	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425214. Member loan 425214 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Myxer Inc.	Debt-to-income ratio:	19.45%
Length of employment:	1 year 6 months	Location:	Nashua, NH

Home town:	Huntington
Current & past employers:	Myxer Inc., Cyphermint, Inc.
Education:	Coleman College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate debt and make a couple of improvements to my home. Best Regards

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,606.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425232	$20,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425232. Member loan 425232 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,000 / month
Current employer:	Self employed, Agriculture Consulting	Debt-to-income ratio:	16.56%
Length of employment:	12 years	Location:	Granite Bay, CA

Home town:	Hartley
Current & past employers:	Self employed, Agriculture Consulting
Education:	Drake University (me), Iowa State University (husband)

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, We are an established family with very good credit and we just had a family wedding which we entirely financed as our daughter married a man from London and it is not their tradition to split the wedding expenses. Our daughter is in the final months of finishing her PhD at Cambridge Univ. so is unable at this stage to help. We put the wedding on credit, however, all of a sudden the credit cards have increased our rates, I believe simply because we did use these cards. Our American Express rate is the worst one of all. Up until this time, we had entirely paid off that card. We are a family of four, have been married 35 years and only moved once in that time. We own our own home and have our cars free and clear. We are also helping our younger daughter who just graduated from Princeton and is beginning her first job and apartment set up in San Francisco which is an expensive city in which to get started. She has a very stable job, with a top rated company, but will be paying us back as soon as she is more established with her company. We are solid people and would love to pay off these credit cards so we can resume our "normal" lives before a family wedding. We have never in all of our long credit history defaulted on anything. (We are midwesterners) Thanks so much.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1977	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,978.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425235

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425235	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425235. Member loan 425235 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	SFBR	Debt-to-income ratio:	13.79%
Length of employment:	2 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	SFBR, A&M
Education:	Texas A&M

This borrower member posted the following loan description, which has not been verified:

Capital One recently gouged my interest rate. Would like to pay them off.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,163.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425240	$21,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425240. Member loan 425240 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Pangea Ventures	Debt-to-income ratio:	1.51%
Length of employment:	17 years 5 months	Location:	NEWNAN, GA

Home town:	Sussex, England
Current & past employers:	Pangea Ventures, British Island Airways (flight attendant) 1975-1990
Education:	Brinsbury Agricultural College (various animal care courses)

This borrower member posted the following loan description, which has not been verified:

Hello I have owned and operated a rental property management company since 1992. For the last year, one of the properties that I have been managing has been a duplex consisting of two, 2 bedroom apartments in East Point Ga ( a suburb of Atlanta). The owner is going through a bankruptcy and as a result is forced to sell. After negotiating with the mortgage company they have elected to accept 18,000 as full satisfaction of their mortgage! My contract to purchase this property for that amount has been approved and is cleared to close. Even in the present real estate market, the property is easily worth 90,000. The property is rented to two longstanding good tenants and produces an income of 1100 per month (after taxes and insurance are paid). I intend to keep the property free and clear, not refinance, and hold it as part of my retirement. I intend to use the rental income from the property to repay this 18000 loan ahead of schedule. If anyone has any questions, please contact me at (770)251-7384. Thank you. Janice Barner

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,403.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425243	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425243. Member loan 425243 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	Octagon Research Solutions	Debt-to-income ratio:	15.18%
Length of employment:	6 months	Location:	Laguna Beach, CA

Home town:	Rochester
Current & past employers:	Octagon Research Solutions, Applied Knowledge, Inc.
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

To whom it may concern, I am getting married in 2 weeks and I just invested in wedding rings now I need money to cover various wedding expenses.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,072.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425279	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425279. Member loan 425279 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Coldwell Banker	Debt-to-income ratio:	17.82%
Length of employment:	6 years	Location:	Irvine, CA

Home town:
Current & past employers:	Coldwell Banker
Education:	Cal State University Long Beach

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate credit cards

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,764.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425290	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425290. Member loan 425290 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Consultant Engineering, Inc.	Debt-to-income ratio:	13.26%
Length of employment:	4 years 5 months	Location:	Phoenix, AZ

Home town:	Phoenix
Current & past employers:	Consultant Engineering, Inc., RH & Associates, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

All I want to do is to pay off my credit cards and make one payment to one place each month. I have never been late on ANY of my current credit cards.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	43
Revolving Credit Balance:	$6,172.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425322	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425322. Member loan 425322 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Penguin Windows	Debt-to-income ratio:	8.30%
Length of employment:	4 months	Location:	CLACKAMAS, OR

Home town:	Milwaukie
Current & past employers:	Penguin Windows, Quality Skylight and Sunroom Install, Pro Scape Landscaping, McCord Family Painting, Exercise Equipment NW
Education:	Western Oregon University

This borrower member posted the following loan description, which has not been verified:

This is a loan request to pay of existing 4500 credit card through Wells Fargo and a 500 dollar payday advance from First Delaware Bank. recently started new job at Penguin Windows with 6 figure earning potential.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,766.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425348	$4,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425348. Member loan 425348 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,290 / month
Current employer:	Mason County Title	Debt-to-income ratio:	6.69%
Length of employment:	16 years 11 months	Location:	Allyn, WA

Home town:	Bremerton
Current & past employers:	Mason County Title, LandAmerica Transnation Title and Land Title Company of Kitsap County
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to payoff credit cards, hospital bills and put a portion into an HSA account to prepare for future medical bills in light of change in health coverage.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	10
Revolving Credit Balance:	$11,374.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425402

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425402	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425402. Member loan 425402 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	University of Wisconsin-Madison	Debt-to-income ratio:	16.80%
Length of employment:	n/a	Location:	Madison, WI

Home town:	Santa Monica
Current & past employers:	University of Wisconsin-Madison
Education:	University of Rochester, University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

If you have ever been skiing out west you may have heard of a company called Black Tie Ski Rental Delivery. This LLC started in Steamboat only 9 years ago delivering quality ski rental equipment right to the doors of its customers, and has now expanded to 10 other locations in North America. My business partner, Colin Fernie, and myself, Jeremy Goico, plan to open up the next Black Tie branch at Mammoth Mountain for the season starting this year. Mammoth is a beautiful, massive and much-visited ski destination that should be perfectly suited for this type of service. We have researched the location extensively, written a very thorough business plan, have started a website, mammothskis.com, that will link up to the main website, blacktieskis.com, and have placed our equipment order. We estimate that we will need 110K to get us through the first year of business and have collected 1/3 of that so far. We have been putting together an SBA loan application that we will be submitting once we get to Mammoth at the end of July and meet with the SBA loan officer out there. Already one of the most visited mountains in the country, the addition of a public airport last year and new condos, hotels and properties in the works, Mammoth should serve as a wonderful location for our business. I will be using this loan to help myself move out to Mammoth and get settled and to help pay for the construction of the website mammothskis.com

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,970.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425423	$12,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425423. Member loan 425423 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	13.60%
Length of employment:	5 months	Location:	Holland, PA

Home town:	Feasterville Trevose
Current & past employers:	New York Life Insurance, Fred Beans Ford
Education:	East Stroudsburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to pay off some credit cards that are at a high interest rate right now, that I had to use when I was laid off for a few months. I have a new job for a few months now and it is going very well, and also starting a part time job on the side to make some extra money. I just got myself in a little too deep with the credit cards while I was laid off because of a few personal things that came up, with me and my family.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,740.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 425464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425464	$4,750	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425464. Member loan 425464 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	City Of Mesa Police Dept.	Debt-to-income ratio:	12.52%
Length of employment:	1 year	Location:	Mesa, AZ

Home town:	Manila
Current & past employers:	City Of Mesa Police Dept., Allied Security Service for 7 years
Education:	Cypress College

This borrower member posted the following loan description, which has not been verified:

I have found my dream house in queen creek arizona. I work full time for the City of Mesa Az. I am a single father I have good credit and was approve for a loan for our new house. The only thing thats holding me from getting my dream is a down payment I got some savings but still lucking $8000.00 for my down payments. I've always been current with my bills and the child support i get is not enought. Your help will be greatly appriciated and will be paid. Thank you!

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,070.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425494	$5,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425494. Member loan 425494 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Fairmont State University	Debt-to-income ratio:	21.70%
Length of employment:	3 years 7 months	Location:	MANNINGTON, WV

Home town:	Beckley
Current & past employers:	Fairmont State University
Education:	Liberty University

This borrower member posted the following loan description, which has not been verified:

wife and I own an apartment building in Wheeling, West Virginia. We???ve owned the building for 6 years. It has 14 units. Right now we have 13 of those units rented. The building is on the national registry of historic places as a contributing structure. We have invested about $150,000 in the past two years replacing the boiler, the roof, hot water heater and tank, and the electrical service. Now we have discovered the back porches are in dire need of repair due to rot. We would like to borrow between $5K and $8K to repair and paint 12 porches and repaint the fa??ade. Currently we get and average of $675 per unit. If we improve the fa??ade and the porches we can raise the rents an average of $75 $100 per apartment. You can see pictures of our apartments at http://www.flickr.com/photos/57965578@N00/ . We would pay pack the loan from both the building???s revenues and my salary at Fairmont State University.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,800.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425514	$10,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425514. Member loan 425514 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Amarr Garage Doors	Debt-to-income ratio:	14.57%
Length of employment:	3 years	Location:	LAWRENCE, KS

Home town:	Emporia
Current & past employers:	Amarr Garage Doors, BPI - Buchingham Palace Inc.
Education:	University of Kansas Main Campus, Emporia State University

This borrower member posted the following loan description, which has not been verified:

I would save about $200 a month at 10% interest if I could get a loan approval on this. I work two jobs and don't necessarily have to but do to have a life. I have the account numbers, payoff amounts, etc necessary and am ready to become debt free. This loan would be the biggest blessing I've ever had. Thanks

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,504.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425539	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425539. Member loan 425539 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,864 / month
Current employer:	JDA	Debt-to-income ratio:	16.21%
Length of employment:	5 years	Location:	Rohnert Park, CA

Home town:	San Francisco
Current & past employers:	JDA, BAM Magazine
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

Hello! My name is Pam Desmond. I am a recently widowed mother of 2, one of which is chronically ill. I am also self-employed. My daughter was recently in the hospital and the bills are starting to come in. I have insurance which does cover a certain amount; the rest is out of pocket. I am maintaining but could use assistance since I am now soley responsible for the mortgage, cars, and business expenses. I am not in foreclosure, have very good credit scores and pay my bills on time. In fact I thought I had money available thru my HELOC. Last year, I secured a loan modification from my former horrible lender Countrywide, who also advised me to put money on my HELOC to the tune of $ 15,000. Countrywide promised that money would always be available to me. Shortly after, they froze my HELOC and I cannot get to my own money. I am seeking a loan of $ 5000 to use as the hospital bills trickle in, so that I can keep household and business expenses separate. I would appreciate getting the loan so that I can breathe a little easier. Thank you in advance.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,532.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425614	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425614. Member loan 425614 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	n/a	Debt-to-income ratio:	5.72%
Length of employment:	n/a	Location:	Las Vegas, NV

Home town:	Beirut
Current & past employers:
Education:	University of Nevada-Las Vegas

This borrower member posted the following loan description, which has not been verified:

Hi, my name's Jamil(Jimmy) Khater. I'm looking for personal loan to consolidate $9400 in credit card debt. I have a 750+ FICO, I've been at the same job for over 3.5 years and I'm very responsible when it comes to my finances. I also have rental income coming in every month from roommates which makes my housing costs very low. Banks are still a hassle due to my debt to income ratio and the fact that I work off tips as I'm a dealer does not help me at all. Thanks for your time.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,448.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 425618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425618	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425618. Member loan 425618 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	Banana Republic	Debt-to-income ratio:	12.62%
Length of employment:	2 years 4 months	Location:	CUPERTINO, CA

Home town:	taiwan
Current & past employers:	Banana Republic
Education:

This borrower member posted the following loan description, which has not been verified:

Remodel the living room to surprise my grandmother on her birthday.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$798.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425621

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425621	$10,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425621. Member loan 425621 was requested on July 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	14.47%
Length of employment:	1 year 4 months	Location:	Denver, CO

Home town:	kiev
Current & past employers:	Wells Fargo, Wachovia Corp., GE-Money, university of colorado at boulder
Education:	University of Colorado at Boulder, University of Colorado at Denver and Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

using the unique situation that the country is facing economy I feel that this loan would provide me the capital to invest in my education and increase my skill sets and remain competitive in the rapidly changing workforce.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,741.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425642	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425642. Member loan 425642 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Kaba	Debt-to-income ratio:	15.85%
Length of employment:	1 year 7 months	Location:	Pembroke Pines, FL

Home town:
Current & past employers:	Kaba, Federal Aviation Administration (FAA)
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

To Whom it May Concern, My name is Imtiaz, I am a professional Software Engineer currently working full time in the labor management industry. I am also a pilot with years of previous professional experience in aviation. Presently I am developing aviation-related software for the iPhone and I have begun the process of registering an LLC for my product and future software products. I intend on taking the plunge into developing my product full time after having done enough research into the feasibility of developing this product and the potential market that exists. The reason for requiring this loan is so that I can focus all of my effort, over 12 hours per day into nothing but developing my product so that it can reach completion much more rapidly than is possible doing it after normal work hours. Since my product is itself novel with the iPhone device which it is targeting it is of utmost importance that I move quickly so that I can reach my market quicker than any competition which may exist and are not aware of. Therefore this money will be money that is used to cover personal financial obligations over a 6 month term while I am developing this software. My projected time frame is a liberal 6 months to account for any unforeseen delays, my expected time frame is about 4 months. Some of my personal assets will be used to finance this venture, in the amount of about 10,000 dollars. While I understand that this approach to financing I am taking is less than conventional, time is of the essence for me and to take a more conventional path of a formal detailed business plan and securing financing means time is lost in completing my product. I have an excellent credit history, no late payments and I have the drive and passion to make my business succeed.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,458.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425763

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425763	$16,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425763. Member loan 425763 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	SVN Management, Inc.	Debt-to-income ratio:	5.64%
Length of employment:	2 years 7 months	Location:	Costa Mesa, CA

Home town:	Washington
Current & past employers:	SVN Management, Inc., State Street Corp.
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Dear Lenders: I am a twenty-nine year old commercial real estate executive with a BA from the University of Southern California (2003). I have good credit with impeccable payment history. My monthly preferred payment method is via direct debit from my checking account. I am requesting this loan in order to consolidate high-interest credit card debt incurred from two medical accidents that happened during a time of career transition (without insurance coverage). I have been employed with a multi-national commercial real estate firm for over two and a half years and make $57k per year. Before beginning my career in commercial real estate, I worked for the leading bond trading firm in the nation. During the one year period of transition between the securities trading industry to the commercial real estate industry, I was actively pursuing education in commercial real estate through an institution that did not offer medical insurance. As luck would have it, I was both mugged and knocked out my two front teeth during this time. As a result, I had to finance the bills from these two accidents by charging them to my credit cards. I am now paying the price by incurring high interest from these large credit corporations. I am at a point in my life where I would like to buy a home, get married, and eventually have children. I would sincerely appreciate your help in making this dream of mine come true. Sincerely, Brendan Hope

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	38
Revolving Credit Balance:	$19,607.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425787	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425787. Member loan 425787 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Sony Computer Entertainment	Debt-to-income ratio:	23.75%
Length of employment:	1 year 7 months	Location:	ALAMEDA, CA

Home town:
Current & past employers:	Sony Computer Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

It has become apparent that the longer I have a balance on my credit cards, the more likely they are raising my interest rate. Chase just raised the interest rate on one of my credit cards from 10% to 29.99% which now makes it harder to pay off. Consolidating will put it all at one interest rate as well as paying them off so I can cut up the cards.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,149.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425824	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425824. Member loan 425824 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,083 / month
Current employer:	fords colony country club	Debt-to-income ratio:	14.21%
Length of employment:	2 years	Location:	HAMPTON, VA

Home town:	richmond
Current & past employers:	fords colony country club
Education:

This borrower member posted the following loan description, which has not been verified:

Am trying to relocate for a much better job. Just need some funds to allow me to move there and get set up.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,798.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425842	$2,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425842. Member loan 425842 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	LSI Logic	Debt-to-income ratio:	23.96%
Length of employment:	5 years 8 months	Location:	Wichita, KS

Home town:	Birthplace - Zaragosa Air Force Base
Current & past employers:	LSI Logic, US Postal Service (USPS), Bank of America Corp.
Education:	Wichita State University, Butler County Community College at El Dorado

This borrower member posted the following loan description, which has not been verified:

I am pursuing a Master's Degree in MIS and just need some extra cash for the first semester this August until my tuition reimbursement kicks in after 6 months.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,318.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425898	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425898. Member loan 425898 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,561 / month
Current employer:	Inter-Coastal Electronics, Inc.	Debt-to-income ratio:	8.04%
Length of employment:	6 years 10 months	Location:	Gilbert, AZ

Home town:
Current & past employers:	Inter-Coastal Electronics, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to borrow enough to pay off my credit cards. I went through a period of financial hardship where I relied too heavily on them, and the balances are fairly high. I have 4 cards in total, but would like to reduce them to one all-purpose card for emergencies. I'm paying so much in interest each month that I can't seem to get ahead of them. Only one card has a large balance, which is close to $6300. The other cards have small balances that I can manage the payments on. However I'd prefer to just pay them all, get rid of them and keep the one with the lowest interest rate. I am never late on my payments, have an excellent income, and credit history. I would just like to get out of this hole that I can't seem to otherwise. I bought a home one year ago, and am already upside down on the equity, so an equity loan is not an option. I was hoping to find some relief otherwise. Thank you for your consideration. Theresa Bertrand

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	76
Revolving Credit Balance:	$7,670.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425900	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425900. Member loan 425900 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	norton healthcare	Debt-to-income ratio:	23.50%
Length of employment:	30 years 2 months	Location:	LOUISVILLE, KY

Home town:
Current & past employers:	norton healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

I need to consolidate some debt. Thank you

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,352.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425901

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425901	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425901. Member loan 425901 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,888 / month
Current employer:	Symantec Corp.	Debt-to-income ratio:	14.94%
Length of employment:	2 years	Location:	Richmond, VA

Home town:	Rochester
Current & past employers:	Symantec Corp., United Network for Organ Sharing, Bank of America Corp., Teksystems, Robert Half International
Education:	Clarkson University, Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

In 2005, a friend (who later became my fiancee, though it didn't work out in the end) was diagnosed with cancer. She had no medical insurance and Medicaid was insufficient. Over the next couple of years, I spent over $100,000 assisting her with medical bills. You'll be happy to know she's alive and well. Unfortunately, at that time, I was making less than $60K a year. After I burned through my savings, I accumulated tens of thousands of dollars in debt, most of it on credit cards (I had excellent credit then). Needless to say, my debt level decreased my credit score by quite a lot. After the catastrophe was over, I have continued to advance in my career and make payments on my debt. While I'm making some progress, it's going very slowly and sometimes feels like I'll never be out of debt. Still, over the past few years, I've greatly improved my credit by consistently paying on time and more than the minimum. At this point, I would like to consolidate some of my debt into a simple lower rate interest installment loan rather than multiple compound interest revolving lines of credit at higher interest rates. I'll continue to display the same tenacity in paying my debts on time, but now it will actually get me somewhere.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,449.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425906	$1,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425906. Member loan 425906 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	US Coast Guard	Debt-to-income ratio:	5.94%
Length of employment:	26 years	Location:	Mobile, AL

Home town:	Brooklyn
Current & past employers:	US Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Will be able to pay back total loan amount within 5 months. I need the money to help pay sons college fees. Will be receiving guaranteed funding to pay it back next month (GI Bill). Thank you for your time.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,232.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425909	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425909. Member loan 425909 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	home maker	Debt-to-income ratio:	5.38%
Length of employment:	12 years	Location:	SLIDELL, LA

Home town:	river ridge
Current & past employers:	home maker, Wells Fargo
Education:	LSU

This borrower member posted the following loan description, which has not been verified:

pay off credit cards

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,352.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 425935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425935	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425935. Member loan 425935 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Federal Government	Debt-to-income ratio:	23.42%
Length of employment:	3 years 4 months	Location:	jupiter, FL

Home town:	Kingsport
Current & past employers:	Federal Government
Education:	University of Memphis, Palm Beach Community College, Elon University, Danville Community College, Averett University

This borrower member posted the following loan description, which has not been verified:

would like to lower credit card payments with a lower rate so that they may be paid off sooner

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,450.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425944	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425944. Member loan 425944 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,028 / month
Current employer:	n/a	Debt-to-income ratio:	0.99%
Length of employment:	n/a	Location:	Phoenix, AZ

Home town:	Lincoln
Current & past employers:	Dennis Sage Home Entertainment Phoenix, Arizona, Guard-0-Matic Security Systems Tempe, Arizona, MGA Employee Services Kingman, Arizona, Kelly Services Kingman, Arizona, Dynamark Security Lincoln, Nebraska, Spectronics Corporation Lincoln, Nebraska
Education:	Southeast Community college Lincoln Ne, ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I want to pay off my credit cards and other bills since I have been laid off that have built up. Get a laptop computer that I need school work and later at my job as IT tech. Then put a side the remainder for emergencies. Because my wife and I have been unemployed for over five months now and we barley are making on what we get.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,190.00	Public Records On File:	2
Revolving Line Utilization:	56.70%	Months Since Last Record:	66
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425954

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425954	$20,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425954. Member loan 425954 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Interdent Corporation	Debt-to-income ratio:	15.89%
Length of employment:	1 year 8 months	Location:	Las Vegas, NV

Home town:	Montreal
Current & past employers:	Interdent Corporation, Cunning Dental Group
Education:	SJVC

This borrower member posted the following loan description, which has not been verified:

A professional, hard working Las Vegas couple seeking a loan to pay off the negative equity in our 2008 Audi TT and purchase a car with a much lower payment. Fabulous car...but because the Tahoe we traded in for it also had negative equity, the present payment is $970 dollars...it is just a continuing vicious cycle! With the rest of the loan, we will pay down our credit debit...of which the average rate has been calculated to be approximately 17.5%. He is a licensed Registered Dental Hygienist (CA and NV), working for a large dental corporation. She is an dental insurance coordinator for a specialty dental group. He has a high credit FICO score of 737...with a mid score of 703. She has a high credit FICO score of 715...with a mid score of 703. We earn a great monthly wage. We are conscientious and meticulous and look forward to a mutually beneficial loan arrangement/agreement.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,705.00	Public Records On File:	1
Revolving Line Utilization:	78.90%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 425972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425972	$21,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425972. Member loan 425972 was requested on July 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	13.38%
Length of employment:	6 months	Location:	Dublin, CA

Home town:	Hayward
Current & past employers:	Bank of America Corp., ELOAN, Inc, Banco Popular, PeopleSoft, Fatbrain.com
Education:	Heald College at Hayward

This borrower member posted the following loan description, which has not been verified:

I'm writing to you as my last hope for a short term loan. I've tried the traditional way of lending but the banks are tight with their money and won't give me a personal loan because I was late last year on some bills due to my illness. Last year I was hospitalized with a severe case of diverticulitis which hospitalized me. I had to have surgery to removed a foot of my intestine and I was unable to work for 6 months of the year while in recovery. Most of my savings was depleted during this time. On top of all this, when I returned to work in November I was notified our company was closing effective December 31st, 2008. In January of 2009 I found a new job working for Bank of America. I'm currently employed with Bank of America, but my past bills have overwhelmed me and I'm having trouble keeping up. This $17,000 would help me get out of debt and move my life back in the right direction. I currently live on my own, but have made plans to move to my parents house so I can save $1,700 per month while I work on saving money and paying back this $17,000 loan if I was approved. I plan on paying back this loan within 12 months if not sooner and it's a top priority of mine. I've been financially stable my entire life until this unexpected turn of events and my condition was caused partly by stress. I'm currently very stressed out with this debt and living paycheck to paycheck and it's not good for my continued health for me to live this way. I'm a firm believer in "paying it forward" and once I'm able to get back on my feet and save some money I plan on using this website to help others in similar situations like mine. This $17,000 would put me in a position to change my life and help others change their lives as well in the future. I have a full time job and work 40 hours per week. My health has returned and I'm fully functional with no issues at this time. I have a detailed plan moving back home and saving the $1,700 per month I was paying in rent/utilities I should be able to pay this loan back very fast. Sometimes life throws curveballs at you and you need to adjust and make changes otherwise you'll end up striking out. I'm making the changes now, but need some short term assistance to get me over the hump.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426031	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426031. Member loan 426031 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Mann's Chrysler	Debt-to-income ratio:	8.80%
Length of employment:	1 year	Location:	Paris, KY

Home town:	Paris
Current & past employers:	Mann's Chrysler, Hatfield Chrysler, AutoZone Inc.
Education:	Bluegrass Community Technical College

This borrower member posted the following loan description, which has not been verified:

*The automotive mechanic industry requires mechanics to purchase their own tools. In order to move up to the next mechanic level and receive more pay, I am in need of several new technology tools. I will be glad to list these if necessary. *I need to use approximately $5000 to replace the air conditioning and furnace in my house. *Additionally, I would use the funds to pay off my toolbox (loan of $3500) and have just one payment.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 426037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426037	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426037. Member loan 426037 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Spacenet Inc.	Debt-to-income ratio:	2.54%
Length of employment:	8 years 9 months	Location:	Smyrna, GA

Home town:	Knoxville
Current & past employers:	Spacenet Inc., Spacenet Inc.
Education:	The University of Tennessee

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit cards and other debts into one payment.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,809.00	Public Records On File:	1
Revolving Line Utilization:	26.30%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426042	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426042. Member loan 426042 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,500 / month
Current employer:	Marque Perry	Debt-to-income ratio:	0.13%
Length of employment:	5 years	Location:	Brookfield, IL

Home town:	Chicago
Current & past employers:	Marque Perry, NBA, and now Over Seas yearly contracts
Education:	Saint Louis University-Main Campus

This borrower member posted the following loan description, which has not been verified:

To whom it may concern, The purpose of the loan is remodel two bathrooms and a patio.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	25
Revolving Credit Balance:	$4,853.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 426065

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426065	$14,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426065. Member loan 426065 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	ASI & Associates, Inc.	Debt-to-income ratio:	11.92%
Length of employment:	12 years 6 months	Location:	Johnsonville, SC

Home town:	Flora
Current & past employers:	ASI & Associates, Inc., Thornblade
Education:	Francis Marion University

This borrower member posted the following loan description, which has not been verified:

What I am lookinf for is the money to pay off some credit card debt so that i will be able to apply for a business loan to help my company survive these economic times.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,482.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426071	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426071. Member loan 426071 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Carol Studios Inc.	Debt-to-income ratio:	16.87%
Length of employment:	1 year	Location:	ROCKVILLE, MD

Home town:	Westminister
Current & past employers:	Carol Studios Inc., Designer Workroom, Inc.
Education:	Indiana University of Pennsylvania-Main Campus

This borrower member posted the following loan description, which has not been verified:

Need to purchase hvac units and repair garage

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$171,018.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426076	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426076. Member loan 426076 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,933 / month
Current employer:	Net Temp Corp	Debt-to-income ratio:	10.79%
Length of employment:	2 years	Location:	Miami, FL

Home town:	Houston
Current & past employers:	Net Temp Corp, Building Material Provider
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

I would like to borrow money for my wedding this year in November.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	31
Revolving Credit Balance:	$4,707.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426091	$9,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426091. Member loan 426091 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Pitney Bowes Management Systems	Debt-to-income ratio:	0.82%
Length of employment:	4 months	Location:	Shelton, CT

Home town:	Princeton
Current & past employers:	Pitney Bowes Management Systems
Education:	UCONN, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I am purchasing a new motorcycle with the money. I've held similar loans over the past years, one for a similar purchase. The past loans were unsecured at a high interest rate, but I had no problem completing them. My credit rating is very good (>725), and I have a job with a stable monthly income that surpasses my expenses by more than double. Currently, as much as I love riding my bike, it's a smaller model, and I find it very uncomfortable. I plan on selling it when I secure a new motorcycle that fits me a little better.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$961.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426158	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426158. Member loan 426158 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Wellness Enterprises	Debt-to-income ratio:	11.24%
Length of employment:	2 years	Location:	Gainesville, FL

Home town:	Salt Lake City
Current & past employers:	Wellness Enterprises, Pinnacle Systems
Education:	Santa Fe Community College

This borrower member posted the following loan description, which has not been verified:

I'm hoping to turn my revolving credit debt into a term based loan that I'll be able to dig myself out of in a realistic amount of time. I'm sure I could ultimately pay the credit cards off myself, but a lower interest rate and a term based loan would make things much simpler, faster, and cheaper!

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	20
Revolving Credit Balance:	$9,469.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426171	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426171. Member loan 426171 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Siemens Technologies Inc	Debt-to-income ratio:	4.29%
Length of employment:	33 years	Location:	Columbia, NJ

Home town:	Glen Ridge
Current & past employers:	Siemens Technologies Inc, Sandoz Pharmacuticals
Education:	Camberlain College

This borrower member posted the following loan description, which has not been verified:

Living in our beautiful country Home is a Blessing and also a lot of work. We originally, (35 years ago), stripped all the wood outside down and painted. We are know back to the front again and feel at this time in our lives, siding would be the answer. Along with siding, we would like to add a small deck on the back of the house to overlook our pond. We are not positive on how much the cost would be. A friend gave us a rough estimate. Your Help would be very much appreciated.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,868.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 426199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426199	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426199. Member loan 426199 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Middletown Chevrolet	Debt-to-income ratio:	6.83%
Length of employment:	20 years 3 months	Location:	elkton, MD

Home town:	newark
Current & past employers:	Middletown Chevrolet
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

I am currently looking to invest in an existing company here locally that supplies installs and refinishes hardwood flooring. I need this amount in order to secure some inventory, purchase equipment and use the rest as a buffer for now.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,265.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426237	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426237. Member loan 426237 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,525 / month
Current employer:	3M	Debt-to-income ratio:	3.77%
Length of employment:	2 years	Location:	Burnsville, MN

Home town:	Duluth
Current & past employers:	3M
Education:	University of North Dakota, Northwestern University

This borrower member posted the following loan description, which has not been verified:

I finished graduate school over two years ago, and have been working for two years at a large technology company. For my wife and I to be able to survive through me going through graduate school in Chicago, we had to rely on our credit cards. Now that I am done with graduate school and have considerably more income through the job I am in, we have been spending the past two years working to pay down this credit card debt. I am glad to say that we are almost half way there, but this Lending Club loan would help us get the rest of the way at a much better interest rate. Please let us know if you have any questions or need any additional information.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	49
Revolving Credit Balance:	$24,545.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426238	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426238. Member loan 426238 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	down town taxi managment	Debt-to-income ratio:	0.54%
Length of employment:	4 years	Location:	BROOKLYN, NY

Home town:	Brooklyn
Current & past employers:	down town taxi managment, brooklyn
Education:	high school

This borrower member posted the following loan description, which has not been verified:

i need a personal loan to pay off my bills

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$132.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426264	$6,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426264. Member loan 426264 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	NYS Dept. of Transportation	Debt-to-income ratio:	23.55%
Length of employment:	31 years 1 month	Location:	West Seneca, NY

Home town:	Buffalo
Current & past employers:	NYS Dept. of Transportation
Education:	Erie Community College

This borrower member posted the following loan description, which has not been verified:

To whom this may concern....I would appreciate your consideration for a loan of 25,000 or possibly less to consolidate the balances on three Chase Credit Cards...I have a perfect payment history and have always paid more than my minimums...I have never missed a payment...I do own a home and have a perfect payment history with that as well...I am very reliable and responsible with my budgeting...and have along history with credit in excellent standing...Recently Chase has decided to increase the minimum payment on my cards...this is not a good situation as it would cause undue hardship...This loan would certainly alleviate the situation...I am a 31 year employee with the NYS Det. of Transportation and my income is $70,000 per year...If you would like any further information, I would be more than happy to provide it for you...Thanks so much for your time and consideration....Gregory J. Ruhland

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,822.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426271	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426271. Member loan 426271 was requested on July 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	JB&A Distribution	Debt-to-income ratio:	13.09%
Length of employment:	2 years 6 months	Location:	San Rafael, CA

Home town:	Mt. Vernon
Current & past employers:	JB&A Distribution, Six Degree Media
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I need to consolidate some personal loans to one monthly payment.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,000.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426318	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426318. Member loan 426318 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	self employed	Debt-to-income ratio:	10.92%
Length of employment:	2 years	Location:	owingsville, KY

Home town:	Owingsville
Current & past employers:	self employed
Education:

This borrower member posted the following loan description, which has not been verified:

Needing to take out a loan to help my family get through some tough financial times and get them caught back up and use some of the money myself to take care of some bills.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	9	Months Since Last Delinquency:	4
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425200	$7,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425200. Member loan 425200 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	HMS Host	Debt-to-income ratio:	6.93%
Length of employment:	2 years	Location:	CALLAHAN, FL

Home town:	Jacksonville
Current & past employers:	HMS Host
Education:	FCCJ

This borrower member posted the following loan description, which has not been verified:

thank you for approving me

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,299.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425403	$20,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425403. Member loan 425403 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Timken	Debt-to-income ratio:	17.45%
Length of employment:	13 years 1 month	Location:	Boiling Springs, SC

Home town:	Spartanburg
Current & past employers:	Timken
Education:	n/a

This borrower member posted the following loan description, which has not been verified:

Basically, I am looking to pay off all our credit card. I'm a family man who has been working for the same company for 10+ years. I have taken over our finances by having daily family conversations, closing accounts or lowering limits and cutting up credit cards. I have a five year goal to get rid of all debt in order to prepare a better life for my family.

A credit bureau reported the following information about this borrower member on July 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,425.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426047	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426047. Member loan 426047 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,334 / month
Current employer:	US Navy	Debt-to-income ratio:	8.36%
Length of employment:	4 years 6 months	Location:	TRIANGLE, VA

Home town:	Bismarck
Current & past employers:	US Navy
Education:	Naval School of Dental Assisting and Technology

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan in order to improve my new home. I want to get away from using high interest credit cards and instead use a loan with a good interest rate to pay for items. I have a good credit score and an excellent job as well as an excellent history of paying off debt. I work full time for the government as does my husband. We have both been employed by the government for over 20 years. We recently purchased a home and want to use a loan instead of running up credit cards which will negatively affect my credit score as opposed to using a loan for these purchases. Thank you for your consideration. Carmen K Taitt

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	46
Revolving Credit Balance:	$10,319.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426215

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426215	$24,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426215. Member loan 426215 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	Tianma Microelectronics Inc.	Debt-to-income ratio:	5.72%
Length of employment:	4 years 1 month	Location:	Monterey Park, CA

Home town:
Current & past employers:	Tianma Microelectronics Inc., Electronic Data Systems
Education:	DeVry University-California

This borrower member posted the following loan description, which has not been verified:

Hello Lenders, I am requesting a loan to consolidate all of my credit card debts and hope to lower the interest rate and pay them all off soon. I have never defaulted on any credit card payments and have a very stable job with good income. My plan is to be debt-free in 2-3 years and purchase my first home afterward. Your consideration is highly appreciated. Thank you!

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,146.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426322	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426322. Member loan 426322 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Self employed	Debt-to-income ratio:	20.74%
Length of employment:	2 years 4 months	Location:	Longs, SC

Home town:	Lima
Current & past employers:	Self employed, Wolverine Brass, B. Wallace & Company, McAdoo's Bar & Grill
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

I will be using this money for everyday expenses while I am waiting for some other investments to mature. I would not be looking for this money if not for the $20,000 lost sale I experienced this week. I am a family man with excellent credit history and also have collateral(real estate) that I would be willing to use. I am here because my business is just over 2 years old and like most don't show real well on my returns the last 2 years. I am an excellent risk for I have owned other businesses in the past and have never been delinquint on any loan.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	27
Revolving Credit Balance:	$28,459.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426329	$2,700	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426329. Member loan 426329 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	The Breakers	Debt-to-income ratio:	9.17%
Length of employment:	4 years 7 months	Location:	West Palm Beach, FL

Home town:	Amityville
Current & past employers:	The Breakers, Walgreens
Education:	Suffolk County Community College, Katharine Gibbs School-Melville

This borrower member posted the following loan description, which has not been verified:

Hello! Thank you for the opportunity to tell you a bit about my situation. This loan will allow me to pay off a high interest (24% APR) credit card balance and balance on a signature loan from my bank. I am looking for the chance to have smaller payments and a much cleaner slate. I know I have made mistakes in the past with my credit, but I have worked very hard over the years to correct them. One big hit that I recieved was being a victim of Identity Theft two years ago. Even though I was able to clear the two fraudulent cards off my credit reports, having the "fraud alert" on my report has made getting any kind of a loan difficult. Even from my own bank! Thank you for your time.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,857.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426331	$6,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426331. Member loan 426331 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Macrosupplies Corp	Debt-to-income ratio:	5.03%
Length of employment:	2 years 4 months	Location:	Miami, FL

Home town:	Bogota
Current & past employers:	Macrosupplies Corp, Island Beat Marketing, Promotions & Advertising Agency
Education:	Univ. J.T.Lozano, Collge of Business & Technology

This borrower member posted the following loan description, which has not been verified:

The goal with this loan is to buy inventory of products of a new brand in the market.. This is a brand with extra ordinaries health characteristics aimed to women between 12 and 50 years old. The demand is endless, repetitive;the use of the product is a must for the target market , therefore the opportunity for a good business is here.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,881.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426332

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426332	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426332. Member loan 426332 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Environmental Management (Energy Department)	Debt-to-income ratio:	14.39%
Length of employment:	6 months	Location:	Algonquin, IL

Home town:	Liverpool
Current & past employers:	Environmental Management (Energy Department), Conestoga-Rovers & Associates
Education:	McGill University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards with high interest rates that I would like to consolidate down to a lower rate with this particular loan. I also would like the certainty of a fixed rate which would be provided in this case. I have a healthy credit history and have never missed a payment in my life. I am also trying to start my own business and want to free up other money in order to provide capital for it.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,722.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426375	$3,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426375. Member loan 426375 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Farmers Insurance	Debt-to-income ratio:	12.98%
Length of employment:	3 months	Location:	North Bend, WA

Home town:	Burnaby
Current & past employers:	Farmers Insurance, Kendal Floral Supply
Education:	Skagit Valley College

This borrower member posted the following loan description, which has not been verified:

To: Our potential Dream Saver(s), My name is Matt Cook. I have been blessed with a beautiful wife and 2 fantastic daughters. My wife (Rosalie) and I were married in a house with 10 friends present. While it was memorable- it wasn't the wedding that every girl dreams of having. I promised my wife that one day she would get that wedding. That time has come... the big day is jsut 3 weeks away! We have been able to pay for almost everything, but we are finding that the last minute expenses are turning out to be a little more than we anticipated. We are seeking some help to take the worry off our shoulders- allowing us to enjoy this moment without the stresses of money being present. The $3000 we are seeking to borrow would be going towards the balance due to the caterer, the flowers (we are frugal and have decided to get the flowers from Costco), bridal hair and make-up, and the wedding favors for the guests. Please know that paying this loan back would be a top priority for me. I don't take borrowing lightly. At this moment the time is short as the balances are due in about 10 days. Your generousity would go a long way to helping me give my wife the wedding she deserves. Thank you so much for considering "lending" your assistance. Matt Cook

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	33
Revolving Credit Balance:	$8,288.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426379	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426379. Member loan 426379 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Significance Dental Specialists	Debt-to-income ratio:	9.86%
Length of employment:	1 year 4 months	Location:	Las Vegas, NV

Home town:	San Mateo
Current & past employers:	Significance Dental Specialists, Desert Dental
Education:	De Anza College

This borrower member posted the following loan description, which has not been verified:

The purpose here is to apply and fund for the same loan as listed under "A No Risk Loan"! I am the "she" mentioned in that note to lenders. Why, because the FICO score listed for him is listed on this site as lower than what it was when we pulled it from TransUnion. It turns out mine should be higher, hopefully translating into a lower interest rate for the loan funded! Make no mistake, the goal is the same, pay off the negative equity that we are stuck with on our 2008 Audi TT and pay down/off higher rate interest credit cards. As stated previously, we are both professionals working in the dental industry (he is a R.D.H licensed in CA and NV and I work for a specialty dental group as the Insurance Coordinator for all the groups offices). We look forward to a long and prosperous relationship with all those here in the Lending Club, initially as borrowers in good standing and then in turn as lenders helping others! Thank-you for your consideration.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,068.00	Public Records On File:	1
Revolving Line Utilization:	69.70%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 426395

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426395	$4,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426395. Member loan 426395 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Children's Health Council	Debt-to-income ratio:	9.41%
Length of employment:	10 months	Location:	Santa Clara, CA

Home town:	Mexico City
Current & past employers:	Children's Health Council, Children's Hospital of Orange County
Education:	University of California-Santa Barbara (UCSB), University of Southern Mississippi

This borrower member posted the following loan description, which has not been verified:

I am an early career professional in the field of child mental health. In September 2008, I took my first job after having completed my predoctoral internship and postdoctoral fellowship at a children's hospital. I am fortunate to have a very special signifcant other in my life but due to her job circumstances, we are currently in a long distance relationship. We have been talking about our future togher and are serious about spending the rest of our lives together. She is going to visit me at the end of August and I am determined to "pop the question." I have the time, place, and date already planned out but the only thing missing is the engagement ring. Given my monthly earnings, I will be able to pay off this loan by the end of this year.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,069.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426398	$21,600	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426398. Member loan 426398 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,312 / month
Current employer:	JMO Enterprises, LLC.	Debt-to-income ratio:	15.49%
Length of employment:	2 years 1 month	Location:	Miami, FL

Home town:	Santa Clara
Current & past employers:	JMO Enterprises, LLC., University of Miami
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I would like to open a business with some colleagues to design new hardware, software and other systems since I have a degree in Computer Software Engineer. This would be a great opportunity to challenge myself and to improve my knowledge expanding my vision while earning a company's profit and revenues.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,177.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426404	$3,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426404. Member loan 426404 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	Self-employed since 1986	Debt-to-income ratio:	9.70%
Length of employment:	26 years 1 month	Location:	Chicago, IL

Home town:	Oakland
Current & past employers:	Self-employed since 1986, CBS Television
Education:	Oakland College of Court Reporting

This borrower member posted the following loan description, which has not been verified:

I am without medical insurance as a court reporter who is an independent contractor. I recently moved to reduce my expenses. That took most of my savings. I hope to pay off my credit card balance, $3500, in case of medical emergency. I am extremely responsible and put my bills and rent before anything else. I believe someone out there will help me as I have done for others in the past.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,393.00	Public Records On File:	0
Revolving Line Utilization:	98.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 426500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426500	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426500. Member loan 426500 was requested on July 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Orange County Sheriffs Office	Debt-to-income ratio:	10.64%
Length of employment:	13 years 3 months	Location:	Orlando, FL

Home town:	Washington
Current & past employers:	Orange County Sheriffs Office, US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, Thank you for taking the time to review my application. In addition to simplifying my finances by paying off credit cards and consolidating my debt into one payment, the idea of paying interest to individual investors over a short time span appeals to me. I am a professional who has been at the same employer for 13 years. I make a decent, steady income, have a low debt to income ratio, and have been responsible with my credit. I would be using the loan to pay off two moderately high interest rate credit accounts. Your consideration is greatly appreciated.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1977	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,759.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 273 dated July 12, 2009